SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                                 MEDTRONIC, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transactions applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:

                                     [LOGO]

                                    MEDTRONIC
                     WHEN LIFE DEPENDS ON MEDICAL TECHNOLOGY

                            7000 Central Avenue N.E.
                          Minneapolis, Minnesota 55432
                             Telephone: 763-514-4000



                                  July 21, 2000


Dear Shareholder:

     You are cordially invited to join us for our Annual Meeting of Shareholders to be held this year on Thursday, August 24, 2000, at 10:30 a.m. (CDT) at Medtronic's Corporate Center at its Rice Creek facility, 7000 Central Avenue N.E., Minneapolis (Fridley), Minnesota.

     The Notice of Annual Meeting of Shareholders and the Proxy Statement that follow describe the business to be conducted at the meeting. We will also report on matters of current interest to our shareholders.

     We invite you to join us beginning at 10:00 a.m. to view Medtronic's product displays and talk with our employees.

     YOUR VOTE IS IMPORTANT. Whether you own a few or many shares of stock, it is important that your shares be represented. If you cannot attend the meeting in person, you may vote your shares by telephone or internet as described in the following materials or by completing and signing the enclosed proxy card and promptly returning it in the envelope provided.

     We look forward to seeing you at the meeting.


Sincerely,

/s/ William W. George

William W. George
Chairman of the Board and Chief Executive Officer

                                 VOTING METHODS

     If you are a shareholder of record, or hold shares through a Medtronic stock plan, you may vote your shares through the internet, by telephone or by mail. You may also revoke your proxy any time before the Annual Meeting. Please help us save administrative and postage costs by voting through the internet or by telephone. Each method is available 24 hours a day until 12:00 noon, Eastern Time, on August 23, 2000 and will ensure that your vote is confirmed and posted immediately. To vote:

BY INTERNET

* Go to the web site at www.eproxyvote.com/mdt/, 24 hours a day, seven days a week.

* Enter the company number and control number shown in the upper right corner of the proxy card when prompted.

*    Follow the simple instructions.

BY TELEPHONE

* On a touch-tone telephone, call toll-free 1-800-240-6326, 24 hours a day, seven days a week.

* Enter the company number and control number shown in the upper right corner of the proxy card when prompted.

*    Follow the simple recorded instructions.

BY MAIL

*    Mark your selections on the proxy card.

*    Date and sign your name exactly as it appears on your proxy card.

*    Mail the proxy card in the enclosed postage-paid envelope.

     If your shares are held in "street name" through a broker, bank or other third party, you will receive instructions from that third party (who is the holder of record) that you must follow in order for your shares to be voted.

                  YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.



--------------------------------------------------------------------------------

                  E-DELIVERY OF FUTURE ANNUAL MEETING MATERIALS

     Medtronic is pleased to offer shareholders the choice to receive future annual reports and proxy materials electronically over the internet instead of receiving paper copies through the mail. This will save Medtronic the costs of printing and mailing them. Shareholders whose shares are registered directly in their name or through a Medtronic stock plan can enroll at the Web site www.econsent.com/mdt/. Shareholders whose shares are held in street name by a broker or bank also may be eligible to participate, depending on whether their broker or bank offers electronic delivery. Generally, brokers and banks offering this choice require that the shareholders vote through the internet in order to enroll. Street name shareholders who are not given the opportunity to enroll should contact their broker or bank and ask about the availability of electronic delivery. As with all internet usage, the user must pay all access fees and telephone charges. You may view this year's proxy materials at www.medtronic.com/annualmeeting/.

--------------------------------------------------------------------------------

                                 MEDTRONIC, INC.
                            NOTICE OF ANNUAL MEETING
                                 OF SHAREHOLDERS



TIME .................  10:30 a.m. (CDT) on Thursday, August 24, 2000

PLACE ................  Medtronic Corporate Center
                        Rice Creek Facility
                        7000 Central Avenue N.E.
                        Minneapolis (Fridley), Minnesota

ITEMS OF BUSINESS ....  1.    To set the size of the Board at 11 directors and
                              to elect four Class II directors for three-year terms.

                        2. To approve an increase in the authorized shares available under the Company's Stock Award Plan and certain other amendments.

                        3.    To approve the appointment of
                              PricewaterhouseCoopers LLP as the Company's independent auditors.

                        4. To take action on any other business that may properly be considered at the Meeting or any adjournment thereof.

RECORD DATE ..........  You may vote at the Meeting if you were a shareholder of record at the close of business on July 7, 2000.

VOTING BY PROXY ......  If you cannot attend the Meeting, you may vote your shares by telephone or over the internet, or by completing and promptly returning the enclosed proxy card in the envelope provided. Telephone and internet voting procedures are described in the Questions and Answers on page 2, and on the proxy card provided to you.

ANNUAL REPORT ........  Medtronic's 2000 Annual Report, which is not part of the proxy soliciting material, is enclosed.


                                       By Order of the Board of Directors,

                                       /s/ David J. Scott

                                       David J. Scott
                                       Secretary


       THIS NOTICE OF MEETING, PROXY STATEMENT AND ACCOMPANYING PROXY CARD
                ARE BEING DISTRIBUTED ON OR ABOUT JULY 21, 2000.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS ...................................   i

GENERAL INFORMATION ABOUT THE MEETING AND VOTING ...........................   1

PROPOSAL 1 -- ELECTION OF DIRECTORS
 Directors and Nominees ....................................................   3
 Committees of the Board and Meetings ......................................   7
 Corporate Governance Principles ...........................................   8
 Director Compensation .....................................................   8
 Certain Transactions ......................................................   9

SHARE OWNERSHIP INFORMATION
 5% Owners .................................................................  10
 Management Shareholdings ..................................................  10
 Section 16(a) Beneficial Ownership Reporting Compliance ...................  10

REPORT OF THE COMPENSATION COMMITTEE ON FISCAL 2000 EXECUTIVE
 COMPENSATION ..............................................................  11

SHAREHOLDER RETURN PERFORMANCE GRAPH .......................................  13

EXECUTIVE COMPENSATION
 Summary Compensation Table ................................................  14
 Option/SAR Grants in Last Fiscal Year .....................................  15
 Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End
  Option/SAR Values ........................................................  16
 Other Long-Term Incentive Awards ..........................................  16
 Pension Plan ..............................................................  17
 Employment and Change in Control Arrangements .............................  17

PROPOSAL 2 -- APPROVAL OF AMENDMENTS TO 1994 STOCK AWARD PLAN
 Background and Purpose of Amendments ......................................  19
 Summary of the Plan .......................................................  20
 Federal Income Tax Information ............................................  23
 Stock Options Granted Since Inception Under the 1994 Plan .................  24

PROPOSAL 3 -- APPROVAL OF SELECTION OF AUDITORS ............................  24

OTHER INFORMATION ..........................................................  25


--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT

     If you are a shareholder of record, you can vote your shares via the internet or by telephone by following the instructions on your proxy card. If voting by mail, please complete, date and sign your proxy card and return it as soon as possible in the enclosed envelope.

--------------------------------------------------------------------------------

                                     [LOGO]

                                    MEDTRONIC
                     WHEN LIFE DEPENDS ON MEDICAL TECHNOLOGY

                            7000 CENTRAL AVENUE N.E.
                          MINNEAPOLIS, MINNESOTA 55432
                             TELEPHONE: 763-514-4000

                 ----------------------------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                AUGUST 24, 2000

                 ----------------------------------------------

     We are providing these proxy materials in connection with the solicitation by the Board of Directors of Medtronic, Inc. of proxies to be voted at Medtronic's Annual Meeting of Shareholders to be held on August 24, 2000, and at any adjournment of the meeting.

                GENERAL INFORMATION ABOUT THE MEETING AND VOTING

WHO MAY VOTE AT THE MEETING?

     The Board has set July 7, 2000 as the record date for the meeting. If you were the owner of Medtronic common stock at the close of business on July 7, 2000, you may vote at the meeting. You are entitled to one vote for each share of common stock you held on the record date, including shares:

     * Held directly in your name with our transfer agent, Wells Fargo Bank Minnesota, N.A., as "shareholder of record"

     * Held for you in an account with a broker, bank or other nominee (shares held in "street name")

     * Credited to your account in the Company's 401(k) Supplemental Retirement Plan or Employee Stock Ownership Plan.

     Each share of our common stock has one vote on each matter to be voted on.

HOW MANY SHARES MUST BE PRESENT TO HOLD THE MEETING?

     A majority of Medtronic's outstanding common shares as of the record date must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum. On the record date, there were 1,198,275,563 shares of Medtronic common stock outstanding. Shares are counted as present at the meeting if you:

     *    are present and vote in person at the meeting; or

     * have properly submitted a proxy card or voted over the telephone or the internet.

WHAT PROPOSALS WILL BE VOTED ON AT THE MEETING?

     There are three proposals scheduled to be voted on at the meeting:

     *    Election of four directors;

     *    Amendments to the 1994 Stock Award Plan;

     * Approval of the appointment of PricewaterhouseCoopers LLP as Medtronic's auditors.

HOW MANY VOTES ARE REQUIRED TO APPROVE EACH PROPOSAL?

     The election of each director nominee requires the affirmative "FOR" vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote on the election of directors.

     Each other proposal being voted on requires the affirmative "FOR" vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote on that proposal.

HOW ARE VOTES COUNTED?

     You may either vote "FOR" or "WITHHOLD" authority to vote for each nominee for the Board of Directors. You may vote "FOR," "AGAINST" or "ABSTAIN" on the other proposals. If you withhold authority to vote on the election of directors, your shares will not be considered entitled to vote on the election of directors. If you abstain from voting on the other proposals, it has the same effect as a vote against those proposals. If you just sign and submit your proxy card without voting instructions, your shares will be voted "FOR" each director nominee and "FOR" each of the other proposals.

     If you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote. In this situation, a "broker non-vote" occurs. Shares that constitute broker non-votes are not considered as entitled to vote on the proposal in question, thus effectively reducing the number of shares needed to approve the proposal.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

     Medtronic's Board recommends that you vote your shares "FOR" each of the director nominees and "FOR" each of the other proposals.

HOW DO I VOTE MY SHARES WITHOUT ATTENDING THE MEETING?

     Whether you hold shares directly, in a Medtronic stock plan or in street name, you may direct your vote without attending the Annual Meeting. If you are a shareholder of record or hold shares through a Medtronic stock plan, you may vote by granting a proxy. For shares held in street name, you may vote by submitting voting instructions to your broker or nominee. If you are a shareholder of record or hold stock through a Medtronic stock plan, you may vote:

     * BY TELEPHONE OR THE INTERNET -- If you have telephone or internet access, you may submit your proxy by following the "Vote by Telephone" or "Vote by Internet" instructions on the proxy card. If you vote by telephone or the internet, you do not need to return your proxy card.

     * BY MAIL -- You may vote by mail by signing and dating your proxy card and mailing it in the envelope provided. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example as guardian, executor, trustee, custodian, attorney or officer of a corporation), you should indicate your name and title or capacity.

     For shares held in street name, you should follow the voting directions provided by your broker or nominee. You may complete and mail a voting instruction card to your broker or nominee or, in most cases, submit voting instructions by telephone or the internet. If you provide specific voting instructions by mail, telephone or the internet, your shares will be voted by your broker or nominee as you have directed.

     Telephone and internet voting facilities for shareholders of record will close at 12:00 noon Eastern Time on August 23, 2000.

HOW DO I VOTE MY SHARES IN PERSON AT THE MEETING?

     If you are a shareholder of record, to vote your shares at the meeting you should bring the enclosed proxy card or proof of identification. You may vote shares held in street name at the meeting only if you obtain a signed proxy from the record holder (broker or other nominee) giving you the right to vote the shares.

     Even if you plan to attend the meeting, we encourage you to vote by proxy card, telephone or internet so your vote will be counted even if you later decide not to attend the meeting.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

     It means you hold shares registered in more than one account. To ensure that all your shares are voted, sign and return each proxy card or, if you vote by telephone or internet, vote once for each proxy card you receive.

MAY I CHANGE MY VOTE?

     Yes. Whether you have voted by mail, telephone or the internet, you may change your vote and revoke your proxy by:

     * Sending a written statement to that effect to the Secretary of Medtronic

     *    Submitting a properly signed proxy card with a later date

     *    Voting by telephone or the internet at a later time

     *    Voting in person at the Annual Meeting


                       PROPOSAL 1 -- ELECTION OF DIRECTORS

DIRECTORS AND NOMINEES

     The Board of Directors is divided into three classes of approximately equal size. The members of each class are elected to serve a three-year term with the term of office of each class ending in successive years. Michael R. Bonsignore, William W. George, Bernadine P. Healy, M.D. and Gordon M. Sprenger are the directors whose terms expire at this Annual Meeting and who have been nominated for re-election to the Board to serve until the 2003 annual meeting or until their successors are elected and qualified. All of the nominees are currently directors and were elected to the Board of Directors by the shareholders. After many years of dedicated Board service, Thomas E. Holloran, Richard L. Schall and Gerald W. Simonson will retire from the Board on August 24, 2000 in accordance with the Board's policy of mandatory retirement. With the retirement of these directors, the Board will consist of 11 members.

     All of the nominees have indicated a willingness to serve if elected. However, if any nominee becomes unable to serve before the election, the shares represented by proxies may be voted for a substitute designated by the Board, unless a contrary instruction is indicated on the proxy.

NOMINEES FOR DIRECTOR FOR THREE-YEAR TERMS ENDING IN 2003 (CLASS II):

[PHOTO]   MICHAEL R. BONSIGNORE                              Director since 1999
          CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE                       age 59
          OFFICER, HONEYWELL INTERNATIONAL, INC.

          Mr. Bonsignore has been Chairman of the Board of Honeywell International, Inc. (diversified technology and manufacturing company) since April 2000 and Chief Executive Officer of Honeywell International since December 1999; was Chairman of the Board and Chief Executive Officer of Honeywell, Inc. from April 1993 to December 1999; Executive Vice President and Chief Operating Officer of the International and Home & Building Control Business of Honeywell, Inc. from 1990 to 1993; President of Honeywell's International business from 1987 to 1990; and President of Honeywell Europe from 1983 to 1987. Also a member of various advisory boards and committees including: The U.S.-China Business Council, Investment and Services Policy Advisory Committee, U.S.-Russia Trade and Economic Council and the Alliance to Save Energy Board.

[PHOTO]   WILLIAM W. GEORGE                                  Director since 1989
          CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE                       age 57
          OFFICER OF MEDTRONIC, INC.

          Mr. George has been Medtronic's Chairman of the Board and Chief Executive Officer since August 1996; was President and Chief Executive Officer from May 1991 to August 1996; and President and Chief Operating Officer from March 1989 to April 1991. He was President, Honeywell Space and Aviation Systems, from December 1987 to March 1989; President, Honeywell Industrial Automation and Control, from May 1987 to December 1987 and Executive Vice President of that business from January 1983 to May 1987. He is also a director of Target Corporation (formerly Dayton Hudson Corporation), Allina Health System (Chairman), Imation Corp., Novartis AG, and the Advanced Medical Technology Association (formerly the Health Industry Manufacturers Association).


[PHOTO]   BERNADINE P. HEALY, M.D.                           Director since 1993
          PRESIDENT AND CHIEF EXECUTIVE OFFICER                  (and 1987-1991)
          OF THE AMERICAN RED CROSS                                       age 55

          Dr. Healy has been President and Chief Executive Officer of the American Red Cross since September 1999 and Dean, College of Medicine and Public Health, and Professor of Medicine, The Ohio State University, from October 1995 to September 1999. She was Physician and Science Policy Advisor, The Cleveland Clinic Foundation (nonprofit medical research organization), from July 1993 to May 1995; Director of the National Institutes of Health from April 1991 to June 1993; Chairman of the Research Institute of The Cleveland Clinic Foundation from November 1985 to April 1991; President, the American Heart Association, National Center, from 1988 to 1989; Deputy Director of Office of Science and Technology Policy, Executive Office of the United States President, from 1984 to 1985; Professor of Medicine, The Johns Hopkins University School of Medicine from 1977 to 1984. She is also a trustee of Battelle Memorial Institutes and a director of National City Corporation, Invacare Corporation and Ashland Inc.


[PHOTO]   GORDON M. SPRENGER                                 Director since 1991
          PRESIDENT AND CHIEF EXECUTIVE OFFICER OF                        age 63
          ALLINA HEALTH SYSTEM

          Mr. Sprenger has been President and Chief Executive Officer of Allina Health System (health care delivery) since June 1999; was Chief Executive Officer of Allina Health System from April 1999 to June 1999; Executive Officer of Allina Health System from July 1994 to April 1999; Chief Executive Officer and director of HealthSpan Health Systems Corporation (health care delivery) from September 1992 to July 1994; President and Chief Executive Officer of LifeSpan, Inc. (health care delivery) from 1982 to September 1992; Chief Executive Officer of Abbott-Northwestern Hospital from 1982 to September 1992; and President of Abbott-Northwestern Hospital from 1982 to 1988. He is also a director of The St. Paul Companies, Inc., Bush Foundation and Past Chair of the Board of the American Hospital Association.


THE BOARD RECOMMENDS A VOTE FOR THESE NOMINEES.

DIRECTORS CONTINUING IN OFFICE UNTIL 2001 (CLASS III):


[PHOTO]   WILLIAM R. BRODY, M.D., PH.D.                      Director since 1998
          PRESIDENT OF THE JOHNS HOPKINS UNIVERSITY                       age 56

          Dr. Brody has been President of The Johns Hopkins University since September 1996. He was Provost of the University of Minnesota Academic Health Center from September 1994 to May 1996; the Martin Donner Professor and Director of the Department of Radiology at The Johns Hopkins University School of Medicine from 1987 to 1994. He is also a director of Alza Corporation, Avistar Communications, Inc., and Mercantile Bankshares Corporation.


[PHOTO]   PAUL W. CHELLGREN                                  Director since 1997
          CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE                       age 57
          OFFICER OF ASHLAND INC.

          Mr. Chellgren has been Chairman of the Board and Chief Executive Officer of Ashland Inc. (energy company) since January 1997 and Chief Executive Officer since October 1996; was President and Chief Operating Officer of Ashland Inc. from January 1992 to September 1996. He is also a director of The PNC Financial Services Group, Inc.


[PHOTO]   ARTHUR D. COLLINS, JR.                             Director since 1994
          PRESIDENT AND CHIEF OPERATING OFFICER OF                        age 52
          MEDTRONIC, INC.

          Mr. Collins has been Medtronic's President and Chief Operating Officer since August 1996; was Chief Operating Officer from January 1994 to August 1996; Executive Vice President of the Company and President of Medtronic International from June 1992 to January 1994. He was Corporate Vice President of Abbott Laboratories (health care products) from October 1989 to May 1992 and Divisional Vice President of that company from May 1984 to October 1989. He held various management positions both in the U.S. and Europe during his 14 years with Abbott. He is also a director of U.S. Bancorp, Cargill, Inc., and Tennant Company, and a member of the Board of Overseers of The Wharton School.


[PHOTO]   ANTONIO M. GOTTO, JR., M.D.                        Director since 1992
          DEAN OF THE WEILL MEDICAL COLLEGE AND PROVOST                   age 64
          FOR MEDICAL AFFAIRS, CORNELL UNIVERSITY

          Dr. Gotto has been the Dean of the Weill Medical College of Cornell University and Provost for Medical Affairs, Cornell University, since January 1997. He was Chairman and Professor of the Department of Medicine at Baylor College of Medicine and Methodist Hospital from 1977 through 1996 and former J. S. Abercrombie Chair, Atherosclerosis and Lipoprotein Research from 1976 to 1996. He is also director and principal investigator, Specialized Center of Research in Arteriosclerosis, National Heart, Lung and Blood Institute, President, International Atherosclerosis Society and Past President, American Heart Association.

DIRECTORS CONTINUING IN OFFICE UNTIL 2002 (CLASS I):


[PHOTO]   GLEN D. NELSON, M.D.                               Director since 1980
          VICE CHAIRMAN OF MEDTRONIC, INC.                                age 63

          Dr. Nelson has been Vice Chairman of Medtronic since July 1988 and was Executive Vice President from August 1986 to July 1988; Chairman and Chief Executive Officer of American MedCenters, Inc. (HMO management) from July 1984 to August 1986; Chief Executive Officer, President and Chairman of the Board of Trustees of Park Nicollet Medical Center (medical services) from 1975 to 1986; Surgeon at Park Nicollet Medical Center from 1969 to 1986. He is also a director of The St. Paul Companies, Inc. and Carlson Holdings, Inc. and a member of the Johns Hopkins Medical Board of Visitors and the Jackson Hole Group.


[PHOTO]   JEAN-PIERRE ROSSO                                  Director since 1998
          CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF                         age 60
          CNH GLOBAL N.V.

          Mr. Rosso has been Chairman and Chief Executive Officer of CNH Global N.V. (agricultural and construction equipment) since November 1999; was Chairman and Chief Executive Officer of Case Corporation (agricultural and construction equipment) from October 1997 to November 1999; Chairman, President and Chief Executive Officer of Case Corporation from March 1996 to October 1997; President and Chief Executive Officer of Case Corporation from April 1994 to March 1996. He was President of the Home & Building Control Business of Honeywell, Inc. from 1992 to April 1994; President of European operations of Honeywell, Inc. from 1987 through 1991. He is also a director of ADC Telecommunications, Inc.


[PHOTO]   JACK W. SCHULER                                    Director since 1990
          CHAIRMAN OF THE BOARD OF STERICYCLE, INC. AND                   age 59
          VENTANA MEDICAL SYSTEMS, INC.

          Mr. Schuler has been Chairman of the Board of Stericycle, Inc. (medical waste treatment and recycling) since 1990 and Chairman of the Board of Ventana Medical Systems, Inc. (immunohistochemistry diagnostic systems) since November 1995; was President and Chief Operating Officer of Abbott Laboratories (health care products) from January 1987 to August 1989; a director of that company from April 1985 to August 1989 and Executive Vice President from January 1985 to January 1987. He is also a director of Chiron Corporation.

COMMITTEES OF THE BOARD AND MEETINGS

     The Board has established the following committees:

AUDIT COMMITTEE

     * Reviews the adequacy of accounting and audit principles and practices and of compliance assurance procedures and internal controls

     * Recommends the firm to be appointed as Medtronic's independent auditors

     * Reviews nonaudit services performed by auditors to maintain auditors' independence

     *    Reviews scope of annual audit and internal audit program

     *    Reviews Medtronic's annual financial statements

     * Meets independently with management, internal audit and independent auditors

COMPENSATION COMMITTEE

     * Reviews compensation philosophy and major compensation and benefits programs for employees

     *    Oversees certain stock and benefit plans

     *    Reviews executive officers' compensation

FINANCE COMMITTEE

     * Reviews and makes recommendations regarding financial policies and performance objectives developed by management, including review of Medtronic's annual and long-range operating plans

     * Assists management in evaluating major acquisitions and divestitures from a financial perspective

     *    Reviews changes in capital structure

     * Reviews banking relationships, insurance coverage on assets, tax strategies, and financial performance and related matters pertaining to Medtronic's employee pension and supplemental retirement plans

CORPORATE GOVERNANCE COMMITTEE

     *    Addresses all matters of corporate governance

     *    Evaluates qualifications and candidates for positions on the Board

     *    Evaluates the performance of the chief executive officer and the Board

     *    Reviews major organization changes and senior management performance

     *    Reviews director compensation philosophy

     * Maintains a Nominating Subcommittee which considers and recommends to the full Committee criteria for selecting new directors, nominees for Board membership and the positions of CEO, Chairman and Chair of the Corporate Governance Committee, and whether a director should be invited to stand for re-election. The Subcommittee is comprised of the Chair of the Corporate Governance Committee plus one director selected from each class of directors.

          This Committee will consider a candidate for director proposed by a shareholder. Candidates must be persons with broad training and experience in their chosen fields and who have earned distinction in their activities. If you wish to propose a candidate for director, you must contact Medtronic's Corporate Secretary in writing. See page 25 of this Proxy Statement for requirements regarding the content and timing of such a notice.

TECHNOLOGY AND QUALITY COMMITTEE

     * Reviews policies, practices, processes and quality programs concerning technological and product research

     * Reviews efforts and investments in developing new products and businesses

     *    Evaluates Medtronic's technological education and recognition programs

     *    Reviews quality process matters with Medtronic's chief quality officer

     The following table summarizes the membership of the Board and each of its committees as well as the number of times each met during fiscal 2000.

-------------------------------------------------------------------------------------------------------------
                                                                                  CORPORATE      TECHNOLOGY
                            BOARD      AUDIT       COMPENSATION      FINANCE      GOVERNANCE     AND QUALITY
-------------------------------------------------------------------------------------------------------------
Mr. Bonsignore             Member                  Chair                          Member*        Member
-------------------------------------------------------------------------------------------------------------
Dr. Brody                  Member      Member                                     Member*        Member
-------------------------------------------------------------------------------------------------------------
Mr. Chellgren              Member                  Member            Chair        Member
-------------------------------------------------------------------------------------------------------------
Mr. Collins                Member
-------------------------------------------------------------------------------------------------------------
Mr. George                 Chair
-------------------------------------------------------------------------------------------------------------
Dr. Gotto                  Member                                    Member       Member*        Member
-------------------------------------------------------------------------------------------------------------
Dr. Healy                  Member      Member      Member                         Member         Chair
-------------------------------------------------------------------------------------------------------------
Mr. Holloran               Member      Member                                     Member         Member
-------------------------------------------------------------------------------------------------------------
Dr. Nelson                 Member
-------------------------------------------------------------------------------------------------------------
Mr. Rosso                  Member                  Member            Member       Member
-------------------------------------------------------------------------------------------------------------
Mr. Schall                 Member      Member                        Member       Chair*
-------------------------------------------------------------------------------------------------------------
Mr. Schuler                Member      Chair       Member                         Member
-------------------------------------------------------------------------------------------------------------
Mr. Simonson               Member                  Member            Member       Member
-------------------------------------------------------------------------------------------------------------
Mr. Sprenger               Member                                    Member       Member         Member
-------------------------------------------------------------------------------------------------------------
Number of fiscal 2000
Meetings                   6             3           3                 2            3              2
-------------------------------------------------------------------------------------------------------------

------------------------
*Denotes member of Nominating Subcommittee, which met three times in fiscal
 2000.

     Each director attended 75% or more of the total meetings of the Board and Board committees on which the director served (held during the period he or she served as a director).

CORPORATE GOVERNANCE PRINCIPLES

     In fiscal 1996, the Board of Directors adopted Principles of Corporate Governance ("Governance Principles"). The Governance Principles charge the Corporate Governance Committee with establishing processes and procedures to ensure effective and responsive governance of the Company and include a description of the skills/characteristics and the principal duties of the Chair of the Corporate Governance Committee, a description of the duties of the Chairman of the Board, and a Charter of the Board of Directors intended as a tool to assist directors in fulfilling their responsibilities as Board members. The Governance Principles also provide that:

     * At least a majority of the members of the Board must be outside directors, and no more than three directors may be Medtronic employees.

     * The Governance Committee consists of all the outside directors and is chaired by an outside director.

     * The Governance Committee periodically evaluates the performance of the CEO and the Board as a whole, and its Nominating Subcommittee evaluates the performance of each director whose term is expiring based on criteria set forth in the Governance Principles.

DIRECTOR COMPENSATION

     Under the Medtronic, Inc. Outside Director Stock Compensation Plan (the "Director Plan"), non-employee director compensation has three components: an annual retainer, an annual stock option grant and an annual credit of deferred stock units. In addition, all new non-employee directors receive an initial stock option grant.

     The annual retainer for the 1999-2000 plan year (September 1, 1999 through August 31, 2000) is $60,000 for all non-employee directors except the Chair of the Corporate Governance Committee, whose retainer is $70,000. Each director has the option of taking 100% of the annual retainer in the form of cash, or 100% in the form of a stock option. If an option is chosen, the number of shares subject to the option will equal four times the amount of the annual retainer foregone, divided by the fair market value of a share of Medtronic stock on the last day of the relevant plan year (which will also be the exercise price of the option). These options expire on the tenth anniversary of the date of grant. The annual retainer is reduced by 25% if a non-employee director does not attend at least 75% of the total meetings of the Board and Board committees on which such director served during the relevant plan year.

     Each non-employee director also receives on the first day of each plan year an annual stock option grant for a number of shares of Medtronic stock equal to the amount of the annual retainer divided by the fair market value of a share of Medtronic stock on the date of grant (which will also be the exercise price of the option). These options expire at the earlier of the tenth anniversary of the date of grant or five years after the holder ceases to be a Medtronic director.

     On the last day of each plan year, each non-employee director will be credited with a number of deferred stock units (each representing the right to receive one share of Medtronic stock) equal to one-half of the amount of the annual retainer divided by the average of the fair market value of a share of Medtronic stock for the last 20 trading days during the plan year. Dividends paid on Medtronic stock are credited to a director's stock unit account in the form of additional stock units. The balance in a director's stock unit account will be distributed to the director in the form of shares of Medtronic stock upon resignation or retirement from the Board, in a single distribution or, at the director's option, in five equal annual distributions.

     On the date he or she first becomes a director, each new non-employee director also receives a one-time initial stock option grant for a number of shares of Medtronic stock equal to two times the amount of the annual retainer divided by the fair market value of a share of Medtronic stock on the date of grant (which will also be the exercise price of such option). These options expire at the earlier of the tenth anniversary of the date of grant or five years after the holder ceases to be a Medtronic director.

     All of the non-employee director stock options described above vest and are exercisable in full on the date of grant, except that a director initially appointed by the Board will generally not be entitled to exercise any such option until the director has been elected to the Board by Medtronic's shareholders.

     As part of its overall program to promote charitable giving, the Medtronic Foundation matches gifts by directors to qualified educational institutions up to $7,000 per fiscal year. In addition, for persons who became directors prior to July 1, 1998, Medtronic will contribute $1 million to charitable institutions recommended by a deceased director with five or more years of service at the time of death.

CERTAIN TRANSACTIONS

     Medtronic uses Carlson Wagonlit Travel, which was selected through a competitive bidding process, as its travel agency for Company business. Dr. Glen Nelson, who is Vice Chairman and a director of the Company, is a director of Carlson Holdings, Inc., a family-owned business which includes Carlson Wagonlit Travel. Members of Dr. Nelson's family are owners and officers of Carlson Companies, Inc. Medtronic paid fees totaling approximately $1,638,000 to Carlson Wagonlit Travel for services in fiscal 2000. Management believes that these transactions were on terms no less favorable to Medtronic than if made with unaffiliated third parties.

     In fiscal 2000, Medtronic entered into a non-exclusive aircraft lease with Snowbird Aviation LLC to provide Medtronic with the shared use of a private aircraft for business purposes. Dr. Glen Nelson indirectly owns a 50% interest in Snowbird Aviation. Medtronic paid fees totaling approximately $412,000 under these arrangements in fiscal 2000. In fiscal 2001, in connection with the lease arrangements, Medtronic also entered into an agreement for pilot and aircraft management services with Carlson Holdings, Inc. Management believes that these arrangements are on terms no less favorable to Medtronic than if made with unaffiliated third parties.

                           SHARE OWNERSHIP INFORMATION

     5% OWNERS. To the best of Medtronic's knowledge, no shareholder beneficially owned more than 5% of Medtronic's Common Stock as of July 7, 2000.

     MANAGEMENT SHAREHOLDINGS. The following table shows the number of shares of Medtronic common stock beneficially owned as of July 7, 2000 by Medtronic's directors, executive officers identified in the Summary Compensation Table below, and all directors and executive officers as a group.

                                                               OF SHARES BENEFICIALLY
                                                              OWNED, AMOUNT THAT MAY BE
                                     AMOUNT AND NATURE OF      ACQUIRED WITHIN 60 DAYS
NAME OF BENEFICIAL OWNER          BENEFICIAL OWNERSHIP(1)(2)     BY OPTION EXERCISE
------------------------          --------------------------  -------------------------
Michael R. Bonsignore ..............         14,271                       7,348
William R. Brody, Ph.D., M.D. ......         28,123                      16,060
Paul W. Chellgren ..................         23,725                      20,302
Arthur D. Collins, Jr.(3) ..........      1,624,264                   1,035,334
William W. George(4) ...............      3,308,853                   1,523,410
Antonio M. Gotto, Jr., M.D. ........         90,585                      76,842
Bernadine P. Healy, M.D. ...........         61,889                      41,092
Thomas E. Holloran .................        146,242                      85,750
Stephen H. Mahle ...................        521,322                     244,064
Glen D. Nelson, M.D.(5) ............      2,266,664                   1,361,852
Jean-Pierre Rosso ..................         12,304                      10,740
Robert L. Ryan .....................        743,373                     701,549
Richard L. Schall(6) ...............        442,795                      77,722
Jack W. Schuler ....................         91,284                      46,378
Gerald W. Simonson .................        144,408                      75,844
Gordon M. Sprenger .................        100,624                      81,536
Directors and executive officers
 as a group (23 persons) ...........     10,686,102                   6,198,905

---------------------
(1) No director or executive officer beneficially owns more than 1% of the shares outstanding. Medtronic's directors and executive officers as a group beneficially own approximately 0.89% of the shares outstanding.

(2) Amounts include the shares shown in the last column, which are not currently outstanding but are deemed beneficially owned because of the right to acquire them pursuant to options exercisable within 60 days (on or before September 5, 2000).

(3) Mr. Collins disclaims beneficial ownership of 10,000 shares included in the above table which are held by the Collins Family Foundation, a charitable trust of which he is one of the trustees.

(4) Mr. George disclaims beneficial ownership of 193,718 shares included in the above table which are held by the George Family Foundation, a charitable trust of which he is one of the trustees, and of 124,772 shares included in the above table underlying currently exercisable options transferred by Mr. George to members of his immediate family.

(5) Dr. Nelson disclaims beneficial ownership of 197,670 shares included in the above table underlying currently exercisable options transferred by Dr. Nelson to members of his immediate family.

(6) Mr. Schall disclaims beneficial ownership of 103,998 shares included in the above table which are held in a charitable lead annuity trust.

     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Based upon a review of reports and written representations furnished to it, Medtronic believes that during fiscal year 2000 all filings with the Securities and Exchange Commission by its executive officers and directors complied with requirements for reporting ownership and changes in ownership of Medtronic's common stock pursuant to Section 16(a) of the Securities Exchange Act of 1934, except that Dr. Swalin, who retired as a director in fiscal 2000, inadvertently failed to timely report the settlement of deferred units upon his retirement and Dr. Nelson inadvertently failed to timely report a bequest of Medtronic stock received by his spouse in March 1999. The reports were promptly filed upon discovery of the oversight.

                     REPORT OF THE COMPENSATION COMMITTEE ON
                       FISCAL 2000 EXECUTIVE COMPENSATION
OVERVIEW

     The Compensation Committee of the Board of Directors (the "Committee") is comprised solely of directors who are not current or former employees of Medtronic. The Committee is responsible for establishing the compensation policies and administering the compensation programs for Medtronic's executive officers and other key employees. The Committee periodically engages independent compensation consultants to assist them in this process. In carrying out its duties, the Committee intends to make all reasonable attempts to comply with the requirements to exempt executive compensation from the $1 million deduction limitation under Section 162(m) of the Internal Revenue Code, unless the Committee determines that such compliance in given circumstances would not be in the best interests of Medtronic and its shareholders.

COMPENSATION PHILOSOPHY

     The compensation program for executive officers is designed to

     *    Emphasize performance-based compensation

     * Encourage strong financial performance by establishing aggressive goals for target performance and highly leveraged incentive programs

     * Encourage executive stock ownership and alignment with shareholder interests by providing a significant portion of compensation in Medtronic common stock

     The principal elements of the program consist of base salary, annual incentives and long-term incentives in the form of stock options, performance shares and restricted stock. Medtronic's philosophy is to position the aggregate of these elements at a level which is commensurate with Medtronic's size and performance relative to other leading medical equipment and pharmaceutical companies, as well as a larger group of general industry companies. The Committee periodically reviews the reasonableness of total compensation levels and mix using public information from comparator company proxy statements and survey information from credible general industry surveys.

     BASE SALARY. The Committee annually reviews and approves the base salaries of executive officers, taking into consideration individual performance, retention, the level of responsibility, the scope and complexity of the position and competitive practice.

     ANNUAL INCENTIVE AWARDS. Executive officers are eligible for annual incentives under the shareholder approved Management Incentive Plan. This is a formula-based plan with awards based on corporate and business unit performance. For fiscal 2000, corporate operating performance was assessed against target measures of diluted earnings per share, revenue growth and after-tax return on net assets, with these measures given weights of 50%, 20% and 30%, respectively. Business unit financial performance was assessed against target measures of earnings before interest and taxes, revenue growth, and after-tax return on net assets or net asset turnover, with these measures assigned respective weights that vary for each participant.

     For fiscal 2000, executive officers were eligible for Management Incentive Plan target awards ranging from 35% to 70% of base salary. Final awards can range from 0% to 230% of the target amounts, and a threshold level of performance is required before any payout occurs.

     STOCK OPTIONS. Stock options are granted annually to executive officers. Target awards are based on pre-established grant guidelines that are calibrated to competitive standards. Individual awards vary based on the individual's responsibilities and performance, ability to impact financial performance and future potential. All grants are made at 100% of fair market value.

     PERFORMANCE SHARES. Top executives are eligible for grants of performance shares under the Performance Share program. Grants are made annually for overlapping three-year performance periods. Grant targets range from 30% to 50% of base salary. Once a threshold level of performance is attained, final awards can range from 20% to 180% of the target amounts. The 2000-2002 cycle will be based on performance measures of diluted earnings per share (40%), return on net assets (40%) and revenue growth (20%).

     Performance shares earned for the 1998-2000 cycle were based on basic earnings per share (40%), after-tax return on net assets (40%) and revenue growth (20%). Medtronic's performance for this performance cycle was very strong, resulting in a payout at 166% of the target award. The value of the award is based on the average price of Medtronic's common stock for the last 20 trading days of the performance cycle, up to a maximum of three times the price at the date of grant. Half of the award is paid in Medtronic common stock, with the other half paid in cash or Medtronic common stock at the discretion of the Committee.

     STOCK OPTION EXCHANGE PROGRAM. To encourage stock ownership by executives, Medtronic offers a program which allows executives to elect to receive stock options in lieu of some or all of the cash compensation earned under the Management Incentive Plan and the Performance Share program. Currently under the program, participants receive an option to acquire $4 of stock at market value for every $1 of compensation exchanged. Stock options granted to named executives in fiscal 2000 under this program are disclosed in the "Option/SAR Grants in Last Fiscal Year" table on page 15 of this Proxy Statement.

     ADJUSTMENTS FOR ACQUISITIONS AND NON-RECURRING CHARGES. In determining award payments with respect to Medtronic's short-term and long-term incentive programs, the Committee has adopted a longstanding practice of excluding from the calculation of performance results certain acquisitions and non-recurring items of income or loss. Consistent with this practice, the performance results for fiscal 2000 may exclude all or a portion of certain acquisitions made during the year, as well as all of the non-recurring charges related to those acquisitions.

     COMPENSATION OF CHIEF EXECUTIVE OFFICER. The CEO's compensation is comprised of base salary, annual incentive and long-term incentives. Pay levels and opportunity are established by the Committee in the same manner as for other executive officers described above.

     The CEO received a 9% merit increase to base salary effective at the beginning of fiscal 2000. In determining the base salary for the CEO, the Committee specifically considered annual operating performance (for fiscal
1999), strategic planning and succession planning for senior management.

     For fiscal 2000, the CEO was eligible to receive a target award of 70% of base salary under the Management Incentive Plan. Annual performance was 131% of target.

     In fiscal 2000, the CEO received a Performance Share grant with a target payout equal to 50% of his base salary. Performance objectives for the 2000-2002 performance cycle are consistent with those for all program participants listed above. For the three-year cycle ended in fiscal 2000, Medtronic achieved cumulative earnings per share and average after-tax return on net assets performance above the maximum of the performance targets. Revenue growth was above target. Consequently, the payout for this cycle for all executive officers, including the CEO, was 166% of the target award.

CONCLUSION

     Consistent with its compensation philosophy, the Committee believes the executive officer compensation program provides incentive to attain strong financial performance and is strongly aligned with shareholder interests. The Committee believes that Medtronic's compensation program directs the efforts of Medtronic's executive officers toward the continued achievement of growth and profitability for the benefit of the Company's shareholders.

COMPENSATION COMMITTEE:

Michael R. Bonsignore, Chair         Jack W. Schuler
Jean-Pierre Rosso                    Bernadine P. Healy, M.D.
Paul W. Chellgren                    Gerald W. Simonson

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

     The graph and table below compare the cumulative total shareholder return on Medtronic's common stock for the last five fiscal years with the cumulative total return on the S&P 500 Index and the S&P Health Care (Medical Products and Supplies) Industry Index over the same period. The graph and table assume the investment of $100 in each of Medtronic common stock, the S&P 500 Index and the S&P Health Care (Medical Products and Supplies) Industry Index on April 30, 1995 and that all dividends were reinvested.

        COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG MEDTRONIC,
    S&P 500 AND S&P HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) INDUSTRY INDEX


                               [PLOT POINTS CHART]


                APRIL 30,  APRIL 30,  APRIL 30,  APRIL 30,  APRIL 30,  APRIL 30,
                  1995       1996       1997       1998       1999       2000
-------------------------------------------------------------------------------
MEDTRONIC        $100.00    $143.57    $188.33    $289.63    $394.61    $571.99
S&P 500           100.00     130.16     162.76     229.55     279.66     307.97
S&P HEALTH CARE   100.00     135.14     157.22     224.76     288.66     316.75
-------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION

     The following table sets forth the cash and non-cash compensation for each of the last three fiscal years ended April 30, 2000 awarded to or earned by the Chief Executive Officer and each of the other four most highly compensated executive officers of the Company.

                           SUMMARY COMPENSATION TABLE

                                                                                    LONG-TERM COMPENSATION
                                                                            -------------------------------------
                                               ANNUAL COMPENSATION                     AWARDS             PAYOUTS
                                       -----------------------------------  ---------------------------   -------
                                                                            RESTRICTED     SECURITIES
                                                              OTHER ANNUAL    STOCK        UNDERLYING      LTIP       ALL OTHER
                              FISCAL   SALARY       BONUS     COMPENSATION    AWARDS      OPTIONS/SARs    PAYOUTS   COMPENSATION
NAME AND PRINCIPAL POSITION    YEAR     ($)     ($)(2)(3)(4)     ($)(1)       ($)(5)    (#)(2)(3)(4)(6)   ($)(6)       ($)(7)
---------------------------   ------   ------   ------------  ------------  ----------  ---------------   ------    ------------
William W. George              2000   $870,000    $698,582      $    --    $       --(5)     323,030      $     --    $49,683
 Chairman and Chief            1999    800,000     329,480           --            --        256,176            --     40,530
 Executive Officer             1998    700,000     239,252           --     7,007,820        741,310       784,163     34,542

Arthur D. Collins, Jr.         2000    760,000     647,782           --            --(5)     221,413            --     43,581
 President and                 1999    700,000     430,203           --            --        180,380            --     35,515
 Chief Operating Officer       1998    589,607     348,103           --     7,007,820        599,756       835,106     27,888

Glen D. Nelson, M.D.           2000    575,000          --       11,862        57,550        203,509            --     36,373
 Vice Chairman                 1999    530,000          --        5,958            --        207,264            --     29,057
                               1998    471,000          --        5,556            --        427,154            --     24,923

Robert L. Ryan                 2000    420,000          --           --            --        120,227            --     27,947
 Senior Vice President         1999    390,000          --           --            --        111,700            --     22,533
 & Chief Financial             1998    370,000          --           --            --        234,158            --     19,638
 Officer

Stephen H. Mahle               2000    370,000     289,988        2,317            --         85,902            --     26,517
 Senior Vice President &       1999    290,000     128,992        1,164            --         64,696            --     17,936
 President, Cardiac            1998    265,984      66,507          791            --        106,432       205,777     12,460
 Rhythm Management

-----------------------
(1) Amounts payable by the Company in above-market interest under deferred compensation plan.

(2) "Bonus" column does not include fiscal 2000 cash bonus payments of $100,000, $490,098 and $275,373 which Messrs. George, Nelson and Ryan, respectively, elected to forego in order to receive stock options granted in lieu of part or all of their cash bonus compensation under the Management Incentive Plan. These stock options are included in the "Securities Underlying Options/SARs" column. See "Report of the Compensation Committee on Fiscal 2000 Executive Compensation -- Stock Option Exchange Program" and "Option/SAR Grants in Last Fiscal Year," below.

(3) "Bonus" column does not include fiscal 1999 cash bonus payments of $200,000, $325,725 and $184,373 which Messrs. George, Nelson and Ryan respectively, elected to forego in order to receive stock options granted in lieu of part or all of their cash bonus compensation under the Management Incentive Plan. These stock options are included in the "Securities Underlying Options/SARs" column. See "Report of the Compensation Committee on Fiscal 2000 Executive Compensation -- Stock Option Exchange Program."

(4) "Bonus" column does not include fiscal 1998 cash bonus payments of $200,000, $274,443, $165,841 and $25,000 which Messrs. George, Nelson, Ryan and Mahle, respectively, elected to forego in order to receive stock options granted in lieu of part or all of their cash bonus compensation under the Management Incentive Plan. These stock options are included in the "Securities Underlying Options/SARs" column. See "Report of the Compensation Committee on Fiscal 2000 Executive Compensation -- Stock Option Exchange Program."

(5) Mr. George and Mr. Collins each received a special grant of 300,000 shares of restricted stock in August 1997. The dollar value of such stock is based on the fair market value on the date of grant. The terms of the award provided that the stock would vest 100% on a cliff basis five years after the date of grant. At each officer's election, in fiscal 2000 the restricted stock was converted into restricted stock units representing the right to receive the same number of shares as under the restricted stock award at a date at least five years after the initial grant date. Mr. George's units will be paid out in January 2003 and Mr. Collins' units will be paid out upon his retirement. Shares underlying stock units held by Messrs. George and Collins and shares held by Dr. Nelson, respectively, at 4/30/00 and the value of such units or shares on that date (based on a closing stock price of $51.9375 per share) are as follows: Mr. George and Mr. Collins each held units representing the right to receive 300,000 shares valued at $15,581,250 and Dr. Nelson held 1,522 shares valued at $79,049 which were awarded upon his induction into the Company's Bakken Society.

(6) "LTIP Payouts" column includes the value of both cash and stock earned upon payment of performance share awards as described in "Other Long-Term Incentive Awards" below. The column does not include the value of cash and/or stock earned upon payment of performance share awards which the executives elected to forego in order to receive stock options granted in lieu of part or all of such compensation. Such amounts foregone by Messrs. George, Collins, Nelson, Ryan and Mahle, respectively, for each of the three-year performance cycles ending in the following fiscal years were: fiscal 2000, $1,742,436, $1,306,972, $1,172,364, $736,901 and $449,002,
     respectively; fiscal 1999, $1,350,790, $892,044, $892,044, $593,399 and
     $358,115, respectively; fiscal 1998, $784,163, $200,000, $1,035,106,
     $701,810 and $205,777, respectively. Those stock options are included in the "Securities Underlying Options/SARs" column. See "Report of the Compensation Committee on Fiscal 2000 Executive Compensation -- Performance Shares" and -- "Stock Option Exchange Program" and "Option/SAR Grants in Last Fiscal Year," below.

(7) Amounts in this column for fiscal 2000 include the following: the Company contributed $8,573, $8,285, $8,717 $8,285 and $9,726 to Messrs. George,
     Collins, Nelson, Ryan and Mahle, respectively, in shares of Company stock under the employee stock ownership plan; the Company contributed $7,680 to each of the named executive officers to match employee contributions under the 401(k) supplemental retirement plan; and the Company contributed $33,430, $27,616, $19,976, $11,982 and $9,111 to Messrs. George, Collins,
     Nelson, Ryan and Mahle, respectively, toward the right to receive shares of Company stock under the non-qualified supplemental benefit plan.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The following table sets forth for each of the named executives the stock options granted by Medtronic in fiscal 2000 and the potential value of these stock options determined pursuant to Securities and Exchange Commission requirements. No stock appreciation rights were granted to the named executives in fiscal 2000.

                                                                                      POTENTIAL REALIZABLE VALUE AT
                                                                                         ASSUMED ANNUAL RATES OF
                                                                                         STOCK PRICE APPRECIATION
                                    INDIVIDUAL GRANTS                                         FOR OPTION TERM
                       -------------------------------------------                  ---------------------------------
                        NUMBER OF        % OF TOTAL
                        SECURITIES      OPTIONS/SARs     EXERCISE
                        UNDERLYING       GRANTED TO      OR BASE
                       OPTIONS/SARs     EMPLOYEES IN      PRICE       EXPIRATION     0%         5%            10%
NAME                       (#)          FISCAL YEAR       ($/SH)         DATE       ($)       ($)(4)         ($)(4)
----                   ------------     ------------     --------     ----------    ---     ----------    -----------
W. W. George .........   181,133(1)         1.3%         $33.1250      10/27/09      0      $3,773,387    $ 9,562,504
                           7,702(2)         0.1           51.9375      04/30/10      0         251,572        637,533
                         134,195(3)         1.0           51.9375      04/30/10      0       4,383,240     11,107,991

A. D. Collins, Jr. ...   120,755(1)         0.9           33.1250      10/27/09      0       2,515,584      6,374,985
                         100,658(3)         0.7           51.9375      04/30/10      0       3,287,814      8,331,966

G. D. Nelson, M.D. ...    75,472(1)         0.6           33.1250      10/27/09      0       1,572,243      3,984,372
                          37,746(2)         0.3           51.9375      04/30/10      0       1,232,906      3,124,425
                          90,291(3)         0.7           51.9375      04/30/10      0       2,949,194      7,473,837

R. L. Ryan ...........    42,265(1)         0.3           33.1250      10/27/09      0         880,470      2,231,284
                          21,209(2)         0.2           51.9375      04/30/10      0         692,754      1,755,575
                          56,753(3)         0.4           51.9375      04/30/10      0       1,853,735      4,697,730

S. H. Mahle ..........    51,321(1)         0.4           33.1250      10/27/09      0       1,069,126      2,709,375
                          34,581(3)         0.3           51.9375      04/30/10      0       1,129,527      2,862,442

------------------------
(1) These stock options granted to the named executive officers have an exercise price equal to the fair market value on the date of grant and vest annually in 25% increments.

(2) These stock options were granted in lieu of all or part of the cash compensation earned for fiscal 2000 under the Company's annual incentive plan. Because the executives elected to forego cash compensation to receive the options, which were granted on 4/30/2000, the options are 100% vested at grant. See "Report of the Compensation Committee on Fiscal 2000 Executive Compensation -- Stock Option Exchange Program."

(3) These stock options were granted in lieu of all or part of the cash and/or stock compensation earned upon payment of performance share awards for the fiscal 1998-2000 performance cycle under the Company's long-term incentive plan. Because the executives elected to forego cash and/or stock compensation to receive the options, which were granted on 4/30/2000, the options are 100% vested at grant. See "Report of the Compensation Committee on Fiscal 2000 Executive Compensation -- Stock Option Exchange Program."

(4) The hypothetical potential appreciation shown in these columns reflects the required calculations at annual rates of 5% and 10% set by the Securities and Exchange Commission, and therefore is not intended to represent either historical appreciation or anticipated future appreciation of Medtronic's common stock price.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
     AND FISCAL YEAR-END OPTION/SAR VALUES

     The following table sets forth for each of the named executive officers the value realized from stock options exercised during fiscal 2000 and the number and value of exercisable and unexercisable stock options and stock appreciation rights held at April 30, 2000.

                                                             NUMBER OF
                                                       SECURITIES UNDERLYING
                                                            UNEXERCISED                VALUE OF
                                                           OPTIONS/SARs        UNEXERCISED IN-THE-MONEY
                                                             AT FISCAL             OPTIONS/SARs AT
                                                           YEAR-END (#)         FISCAL YEAR-END ($)(1)
                            SHARES         VALUE       ---------------------   ------------------------
                           ACQUIRED       REALIZED          EXERCISABLE/            EXERCISABLE/
NAME                      ON EXERCISE       ($)             UNEXERCISABLE           UNEXERCISABLE
----                      -----------     --------     ---------------------   ------------------------
W. W. George(2) .........   191,200      $6,439,559     1,514,298/1,201,374     $52,380,041/39,900,684
A. D. Collins, Jr. ......   105,566       4,009,762       1,027,214/772,861      37,218,216/21,128,481
G. D. Nelson, M.D.(3) ...   147,232       5,551,677       1,356,612/340,399       44,174,702/8,987,430
R. L. Ryan ..............    60,112       2,640,230         697,021/182,860       21,068,776/5,037,810
S. H. Mahle .............         0               0         241,864/151,598        7,195,501/3,854,702

-----------------------
(1) Value of unexercised in-the-money options is determined by multiplying the difference between the exercise price per share and $51.9375, the closing price per share on 4/28/00, by the number of shares subject to such options. Amounts include stock options granted on 4/30/00 in lieu of cash compensation earned for fiscal 2000 under the Company's annual incentive plan and cash and/or stock compensation earned upon payment of performance share awards for the fiscal 1998-2000 performance cycle as described in "Other Long-Term Incentive Awards" below. See "Report of the Compensation Committee on Fiscal 2000 Executive Compensation -- Stock Option Exchange Program."

(2) Includes exercisable options to purchase an aggregate of 124,772 shares transferred to members of Mr. George's immediate family. Mr. George disclaims beneficial ownership of such options.

(3) Includes exercisable options to purchase an aggregate of 197,670 shares transferred to members of Dr. Nelson's immediate family. Dr. Nelson disclaims beneficial ownership of such options.

OTHER LONG-TERM INCENTIVE AWARDS

     The following table sets forth the number of performance share units granted to each of the named executives in fiscal 2000 under Medtronic's 1994 Stock Award Plan and the performance-based award formula under such Plan.

           LONG-TERM INCENTIVE PLANS -- AWARDS IN LAST FISCAL YEAR(1)

                                                               ESTIMATED FUTURE PAYOUTS
                         NUMBER OF                              UNDER NON-STOCK PRICE
                       SHARES, UNITS     PERFORMANCE OR              BASED-PLANS
                         OR OTHER         OTHER PERIOD      ------------------------------
                          RIGHTS        UNTIL MATURATION    THRESHOLD    TARGET    MAXIMUM
NAME                        (#)            OR PAYOUT           (#)         (#)       (#)
----                   -------------    ----------------    ---------    ------    -------
W. W. George .........    12,070         5/1/99-4/30/02      2,414       12,070     21,726
A. D. Collins, Jr. ...    10,544         5/1/99-4/30/02      2,109       10,544     18,980
G. D. Nelson, M.D. ...     7,978         5/1/99-4/30/02      1,596        7,978     14,361
R. L. Ryan ...........     4,662         5/1/99-4/30/02        933        4,662      8,392
S. H. Mahle ..........     4,108         5/1/99-4/30/02        822        4,108      7,395

-------------------------
(1) Payout of awards is based on achieving specified levels of designated performance objectives during a three-year performance cycle. Payout can range from 0% to 180% of units granted, with 20% and 180% as the threshold and maximum payouts, respectively. Payout of 100% of the units granted represents the target payout. Awards are payable at least 50% in Common Stock, with the remainder paid in cash or Common Stock at the discretion of the Compensation Committee. The value of an award is determined when it is earned based on the average fair market value per share for the last 20 trading days of the performance cycle. The Company offers a program which allows executives to receive stock options in lieu of some or all of the cash and/or stock compensation earned upon payment of performance share awards. See "Report of the Compensation Committee on Fiscal 2000 Executive Compensation -- Performance Shares" and "-- Stock Option Exchange Program," above.

PENSION PLAN

     Medtronic's pension plan is a defined benefit, tax qualified retirement plan covering most U.S. employees. It generally provides an annual benefit equal to a percentage of the average of the highest five consecutive years of compensation (including certain incentive compensation) in the final ten years of an employee's service, offset by a Social Security allowance as published each year by the Internal Revenue Service. The table below illustrates the annual benefits payable to participants who retire at age 65 with the indicated years of service with Medtronic and with the indicated five-year highest average annual compensation. The benefits have been calculated on a 50% joint and survivor annuity basis. The compensation considered in determining the pensions payable to the below-named executive officers is the compensation shown in the "Salary" and "Bonus" columns of the Summary Compensation Table on page 14.


      FIVE-YEAR                 YEARS OF SERVICE WITH THE COMPANY
       AVERAGE      --------------------------------------------------------
       ANNUAL
   COMPENSATION(1)     15          20          25          30          35
   ---------------  --------    --------    --------    --------    --------
    $  200,000      $ 33,599    $ 44,799    $ 55,998    $ 67,198    $ 78,398
       400,000        70,079      93,439     116,798     140,158     163,518
       600,000       106,559     142,079     177,598     213,118     248,638
       800,000       143,039     190,719     238,398     286,078     333,758
     1,000,000       179,519     239,359     299,198     359,038     418,878
     1,200,000       215,999     287,999     359,998     431,998     503,998
     1,400,000       252,479     336,639     420,798     504,958     589,118

----------------------
(1) Calculated by considering a participant's compensation levels during the ten-year period immediately preceding retirement. The credited years of service (rounded to the nearest whole year) for the executive officers named in the Summary Compensation Table were as follows at April 30, 2000:
     W.W. George, 11 years; A.D. Collins, Jr., 8 years; G.D. Nelson, 14 years; R.L. Ryan, 7 years; and S. H. Mahle, 27 years.

     The Internal Revenue Code imposes certain limits on the amount of benefits that may be paid from tax qualified pension plans like Medtronic's plan. Medtronic's non-qualified supplemental benefit plan has been established to restore benefits to executives who may be affected by those limits. The non-qualified supplemental benefit plan provides retirees with supplemental benefits so that, in general, they will receive total benefits equal to the level of benefits that would have been payable under Medtronic's pension plan if the Internal Revenue Code limits had not been in effect and if the executive had not elected to defer compensation under Medtronic's deferred compensation programs. The amounts shown in the pension plan table above reflect the additional retirement benefits provided under the non-qualified supplemental benefit plan.

EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

     CHANGE IN CONTROL ARRANGEMENTS. Medtronic's executive officers, including those named in the Summary Compensation Table, have change in control agreements (the "Agreements") with Medtronic. The Agreements operate only upon the occurrence of a "change in control" as described below. Absent a "change in control," the Agreements do not require Medtronic to retain the executives or to pay them any specified level of compensation or benefits.

     Each Agreement provides that for three years after a "change in control" there will be no adverse change in the executive's salary, bonus, opportunity, benefits or location of employment. If during this three-year period the executive's employment is terminated by Medtronic other than for cause, or if the executive terminates his employment for good reason (as defined in the Agreements, and including compensation reductions, demotions, relocation and excess travel) or voluntarily during the 30-day period following the first anniversary of the "change in control," the executive is entitled to receive payment of accrued salary and annual incentive through the date of termination and, except in the event of death or disability, a lump sum severance payment ("Lump Sum Payment") equal to three times (two times in the event of termination by the executive in the aforementioned 30-day period) the sum of his base salary and annual bonus (and certain insurance and other welfare plan benefits).

Further, an additional payment ("gross-up") is required in an amount such that after the payment of all taxes, income and excise, the executive will be in the same after-tax position as if no excise tax under the Internal Revenue Code had been imposed.

     Generally, and subject to certain exceptions, a "change in control" is deemed to have occurred if: (a) a majority of Medtronic's Board of Directors becomes comprised of persons other than persons for whose election proxies have been solicited by the Board, or who are then serving as directors appointed by the Board to fill vacancies caused by death or resignation (but not removal) of a director or to fill newly created directorships; (b) another party becomes the beneficial owner of at least 30% of Medtronic's outstanding voting stock; or
(c) Medtronic's shareholders approve a definitive agreement or plan to merge or consolidate Medtronic with another party (other than certain limited types of mergers), exchange shares of voting stock of Medtronic for shares of another corporation pursuant to a statutory exchange, sell or otherwise dispose of all or substantially all of Medtronic's assets, or liquidate or dissolve Medtronic.

     In addition, similar events also constitute a "change in control" under certain of Medtronic's compensation plans. If a "change in control" of Medtronic occurs, awards under Medtronic's Management Incentive Plan will accelerate and, subject to certain limitations set forth in the plan, each participant will be entitled to a final award based on certain assumptions as to target performance and salary. Medtronic's stock award plans and related agreements provide that in the event of a "change in control" of Medtronic, all restrictions under outstanding restricted stock awards shall immediately lapse and the restricted stock period with respect to all such shares shall be deemed to have expired, and performance share awards shall vest immediately in a pro rata amount based on the portion of the performance period elapsed prior to the "change in control" and on certain assumptions as to the anticipated performance which would have been achieved during the remainder of the performance period.

     Medtronic's stock award plans and related agreements also provide for or permit acceleration of the exercisability of outstanding stock options upon the occurrence of certain events (such as certain tender offers or exchange offers for Medtronic's stock, certain changes in control of Medtronic, a merger or consolidation of Medtronic with another entity, a sale of substantially all of Medtronic's assets or certain plans therefor) or at the discretion of the Board of Directors. Limited stock appreciation rights ("Limited Rights") granted under the stock option plans are exercisable, with certain limitations, at any time within the thirty-day period following a "change in control" of Medtronic. Upon exercise of Limited Rights, the holder is entitled to receive an amount in cash for each share with respect to which the Limited Rights are exercised equal to the difference between the option exercise price per share of stock covered by the underlying option and the fair market value per share as of the date of exercise. If Limited Rights are exercised, the underlying option will no longer be exercisable to the extent of the number of shares with respect to which the Limited Rights were exercised.

     If a "change in control" occurs, subject to certain limitations, Medtronic's contributions to the employee stock ownership plan for that year will equal the greater of Medtronic's target percentage contribution (currently 2.5% of aggregate covered employee compensation in fiscal 2000) or, if a "change in control" occurs after the first quarter of a plan year, the percentage contribution Medtronic would have made upon completion of the plan year based on performance as most recently projected by Medtronic prior to the "change in control" and disregarding the effects of the "change in control." If a "change in control" occurs during a plan year, subject to certain limitations, Medtronic's matching contribution to the 401(k) supplemental retirement plan shall equal the greater of Medtronic's target percentage matching contribution (currently 75% of the first 6% of a participant's contribution in fiscal 1999), or if the "change in control" occurs after the first quarter of a plan year, the percentage contribution Medtronic would have made upon completion of the plan year based on performance as most recently projected by Medtronic prior to the "change in control" and disregarding the effects of the "change in control."

     OTHER EMPLOYMENT ARRANGEMENTS. In anticipation of Mr. George's plan to relinquish the role of CEO after ten years, the Board in November 1997 entered into a letter agreement with A.D. Collins, Jr. in order to ensure his availability as successor to the chief executive officer position. The agreement provides that if Mr. Collins is not named chief executive officer by May 1, 2001, he may terminate employment and will receive severance benefits, and his outstanding stock awards will accelerate and vest in full, all to the same extent as if a change in control had occurred as provided in his change in control agreement and Medtronic's plans, as discussed above. See "Change in Control Arrangements" above.


               PROPOSAL 2 -- AMENDMENTS TO 1994 STOCK AWARD PLAN

BACKGROUND AND PURPOSE OF AMENDMENTS

     We are asking the shareholders to approve three amendments to Medtronic's 1994 Stock Award Plan (the "Plan") in order to (1) increase the number of shares of common stock available for distribution under the Plan by 58,000,000 shares;
(2) limit to 2,000,000 the number of shares that may be the subject of stock option, stock appreciation right or performance share awards (or any combination thereof) to an individual in any one year; and (3) extend the period during which incentive stock options may be granted under the Plan to April 30, 2010. The Board approved these amendments subject to shareholder approval, as well as certain other amendments to the Plan, effective April 30, 2000.

     The Plan was originally adopted by the Board of Directors effective as of April 29, 1994 and approved by the shareholders at the 1994 Annual Meeting of Shareholders. A total of 44,800,000 shares were originally available for distribution under the Plan. All share-related data in this discussion have been adjusted to reflect the stock splits that have occurred since the 1994 adoption of the Plan. As of July 7, 2000, the fair market value of Medtronic common stock was $50.0625 per share, which was the closing sale price reported on the New York Stock Exchange.

     The Plan is structured to allow the Compensation Committee of the Board ("Committee") broad discretion in creating employee equity incentives that will assist Medtronic in attracting, retaining and motivating the best available talent to successfully conduct our business and maximize shareholder value. As of July 7, 2000, 5,961,054 shares of common stock remained available for distribution under the Plan (exclusive of the increase in shares subject to stockholder approval at this meeting). The Board believes the remaining shares under the Plan are insufficient to accomplish the intended purposes and is therefore proposing to increase the number of shares available for distribution under the Plan by 58 million shares.

     Internal Revenue Code Section 162(m) places a limit of $1,000,000 on the amount of compensation that may be deducted for federal tax purposes by Medtronic in any year with respect to its chief executive officer and each of the other four most highly compensated executive officers. Certain performance-based compensation that has been approved by the shareholders is not subject to this deduction limit. Among other things, Section 162(m) requires that shareholders approve limits on the maximum size of performance-based compensation awards to individuals. Because the Board desires that stock option, stock appreciation right and performance share awards continue to qualify as performance-based compensation for these purposes, shareholders are also being asked to approve an annual 2,000,000 share limit on the cumulative amount of such awards that may be granted to any individual. Previously approved individual limits on these awards were expressed in terms of a combined five-year limit on awards of stock options and stock appreciation rights of 8,000,000 shares, and a five-year limit on awards of performance shares of 1,360,000 shares.

     Because incentive stock options may be granted under a stock-based compensation plan for a period of ten years after the shareholders approve such a plan, the Board is also seeking shareholder approval for extending the period during which incentive stock options may be granted under the Plan to ten years after the effective date of the Plan as amended, namely April 30, 2010. Previously, incentive stock options could be granted until April 29, 2004. No incentive stock options have been granted to date under the Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENTS TO THE 1994 STOCK AWARD PLAN.

     In addition to the amendments submitted for shareholder approval, the Plan was amended effective April 30, 2000 in two significant respects. Stock options and stock appreciation rights granted on or after April 30, 2000 may be exercised for five years following a participant's death, disability or retirement; for awards granted prior to that date the period is three years. Where termination of employment is not due to death, disability or retirement, stock options and stock appreciation rights granted on or after April 30, 2000 may be exercised for thirty days after termination of employment; for awards granted prior to that date, exercise must occur no later than the last day of employment.

SUMMARY OF THE PLAN

     The following summary describes the principal features of the Plan as it will exist if the proposed amendments are approved.

     PURPOSE. The purpose of the Plan is to motivate key personnel to produce a superior return to Medtronic's shareholders by offering such individuals an opportunity to realize stock appreciation, by facilitating stock ownership, and by rewarding them for achieving a high level of corporate performance. The Plan is also intended to facilitate recruiting and retaining key personnel of outstanding ability.

     ELIGIBILITY. All employees of Medtronic and its affiliated companies are eligible to receive awards under the Plan at the Committee's discretion. The Committee may also make awards (other than incentive stock options) to consultants and independent contractors. As of July 7, 2000, there were over 21,000 employees eligible to receive awards under the Plan.

     ADMINISTRATION. The Committee, all of whose members are independent, non-employee directors, administers the Plan. The Committee has the exclusive power to make awards under the Plan, including determining the recipients, timing, form, amount and other terms of each award and the related agreement. The Committee has the authority to interpret the Plan and any award agreements, to establish or change any rules involving Plan administration, and to make other decisions required for the administration of the Plan. The Committee may delegate its responsibilities under the Plan to a subcommittee of independent, non-employee directors, or to persons who are not non-employee directors for purposes of determining and administering awards to participants who are not then subject to the reporting requirements of Section 16 of the Exchange Act.

     TYPES OF AWARDS.

     STOCK OPTIONS. Both incentive and nonqualified stock options may be granted under the Plan. The option exercise price for each share covered by an option must be equal to or greater than the fair market value of a share of Medtronic common stock on the date the option is granted. The Committee will determine the term of each stock option and the time or times when it may be exercised.

     The purchase price payable upon exercise of options must be paid in full in cash with stock already owned by the participant with a fair market value on the date of exercise equal to the option price of the stock being purchased, or in a combination of cash and such stock, unless otherwise provided in the option agreement. The participants may simultaneously exercise options and sell the stock purchased upon such exercise pursuant to brokerage or similar relationships and use the sale proceeds to pay the purchase price.

     STOCK APPRECIATION RIGHTS. The Committee may also grant stock appreciation rights ("SARs") that entitle the holder, upon exercise, to receive an amount in any combination of cash or Medtronic common stock (as specified in the applicable award agreement) equal in value to the excess of the aggregate fair market value on the date of exercise of a specified number of Medtronic common shares to which the SAR relates over the aggregate exercise price of that number of shares. The exercise price of a SAR must be at least 100% of the fair market value on the date of grant of the specified number of shares to which the SAR relates. A SAR may be granted in connection with an existing or newly granted option, or independent of any option. If a SAR is granted in connection with an option, the Committee may provide that the exercise of the SAR will result in cancellation of the related option or, conversely the exercise of the related option will result in cancellation of the SAR.

     PERFORMANCE SHARES. Performance shares entitle the recipient to future payments based on the degree to which performance targets specified by the Committee have been achieved during a specified performance period. The value in dollars of a performance share earned is equal to the average fair market value of a share of Medtronic common stock for the last 20 trading days of the performance period. Payment of the value of performance shares will be at least 25% in shares of Medtronic common stock (or a higher percentage specified in the applicable award agreements, which the Committee has set for the cycle beginning in fiscal 2001 at 100%), with the balance paid in cash. For recipients who are subject to Section 162(m) of the Code, the performance targets will consist of one or any combination of the following measures:

* revenue                 * net earnings               * operating income     * market share
* revenue per             * earnings per               * total shareholder    * earnings before interest
  employee                  employee                     return                 and income tax
* inventory               * tangible, controllable     * earnings before      * before or after-tax
  turnover                  or total asset turnover      income tax             return on net assets
* distribution expense    * earnings per share         * return on equity     * economic value added
                                                                                (economic profit)

     These criteria may relate to one or any combination of corporate, group, unit, division, affiliate or individual performance.

     RESTRICTED STOCK AND OTHER STOCK-BASED AWARDS. Shares of Medtronic common stock subject to restrictions prescribed by the Committee may be awarded to recipients under the Plan. The transferability of such shares will typically be restricted until conditions specified by the Committee (such as continued employment or achievement of performance goals) are satisfied, and the shares will typically be forfeited if the conditions are not satisfied. The Committee may provide the participant with dividends and voting rights prior to the satisfaction of any such conditions. The Committee may also grant awards of unrestricted stock or other stock-based awards such as awards denominated in stock units, securities convertible into stock and phantom securities.

     NUMBER OF SHARES AND SIZE OF AWARDS. The total number of shares of Medtronic common stock originally authorized under the Plan in 1994 was 44,800,000. As of July 7, 2000, 5,961,054 of those shares remain available for issuance. If the increase of 58,000,000 shares is approved, the total number of shares authorized under the Plan since inception will be 102,800,000 (subject to adjustment for future stock splits, stock dividends and similar changes in the capitalization of Medtronic). No participant may receive any combination of options, stock appreciation rights and performance shares under the Plan involving more than 2,000,000 shares in total during any year. No more than 35% of all shares subject to the Plan may collectively be the subject of restricted stock, performance share awards or other stock-based awards. Any shares subject to awards under the Plan that are not used because the terms and conditions of the awards are not satisfied or because the awards were settled in cash rather than shares may again be used for awards under the Plan. The same is true for shares subject to any terminated, exchanged or forfeited award.

     TRANSFERABILITY OF AWARDS. No options, stock appreciation rights, performance shares, restricted stock or other award under the Plan may be transferred in any manner, except for two situations. An award may be transferred to a beneficiary or legal representative if a participant dies or becomes legally incompetent. An award agreement may provide that a nonqualified stock option may be given to any member of a participant's immediate family or to a trust whose beneficiaries are such family members or to a partnership in which such family members are the only partners. Except for such permitted transfers, only a participant may exercise an option or stock appreciation right or receive performance shares, restricted stock or any other award.

     EFFECT OF TERMINATION OF EMPLOYMENT. If a participant's employment terminates because of death, disability or retirement:

     * any outstanding options or stock appreciation rights will become exercisable in full and will remain exercisable for five years (three years for awards granted before April 30, 2000) after such termination.

     * any amount payable with regard to an outstanding performance share award will be pro rated for the portion of the performance period that occurred before such termination.

     * the participant (or his or her successor) will receive a portion of the shares of restricted stock under an outstanding award that is pro rated for the portion of the restricted period that occurred before such termination.

     If a participant's employment terminates for any other reason:

     * the unvested or unexercised portion of an option or stock appreciation right award will terminate on the date employment terminates for awards made prior to April 30, 2000, and 30 days after employment terminates for awards made on or after April 30, 2000.

     * no payment will be made with regard to a performance share award whose performance period has not been completed, unless the award agreement provides otherwise.

     * shares of restricted stock whose restrictions have not yet lapsed will be forfeited.

     ACCELERATION OF AWARDS, LAPSE OF RESTRICTIONS, FORFEITURE. An award agreement may accelerate performance periods, the vesting of awards and the expiration of applicable restrictions under various circumstances, including a change in control of, or fundamental change in, Medtronic, or a participant's death, disability or retirement. If a participant competes with Medtronic, or discloses Medtronic's confidential or proprietary information without permission, or violates Medtronic's business or ethics policies, any payment of cash or delivery of stock to the participant during a period beginning six months before the participant's employment terminates and ending when the award terminates or is cancelled may be subject to forfeiture at Medtronic's discretion.

     DEFERRALS UNDER THE PLAN. The Committee may also permit participants to choose to defer receipt of benefits under the Plan or to make automatic deferrals.

     ADJUSTMENTS FOR STOCK DIVIDENDS, MERGERS AND OTHER EVENTS. The Committee is authorized to make appropriate adjustments in connection with outstanding awards under the Plan to reflect stock dividends, stock splits, recapitalizations and similar events. These adjustments include matters such as the number of shares available for awards under the Plan, the number of shares and amount of cash subject to outstanding awards, and the exercise price of outstanding options or SARs. If a merger, liquidation or similar event occurs, the Committee in its discretion may provide for substitution, adjustment or acceleration of options and stock appreciation rights, or may cancel such awards generally in exchange for cash payments to the recipients. Adjustments in performance share awards, performance targets and payments on performance shares are also permitted upon the occurrence of these and other events as may be specified in the related award agreements.

     DURATION, AMENDMENT AND TERMINATION. The Plan will remain in effect until all stock subject to it is distributed or all awards have expired or lapsed, whichever is later to occur, or until the Plan is terminated.

     The Board may amend, terminate or suspend the Plan at any time, but any such action may not adversely affect any participant's rights under an award already outstanding without the participant's consent. Plan amendments are subject to shareholder approval only if needed to comply with Exchange Act Rule 16b-3, the incentive stock option provisions of the Code, their successor provisions, or any other applicable law or regulation.

FEDERAL INCOME TAX INFORMATION

     The following is a brief summary of the tax consequences of awards made under the Plan for United States citizens under current United States federal income tax laws.

     INCENTIVE STOCK OPTIONS. If an option granted under the Plan is an incentive stock option, the recipient will recognize no income upon grant of the option and will incur no tax liability due to the exercise unless the recipient is subject to the alternative minimum tax. Medtronic will not be allowed a deduction for federal income tax purposes as a result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. If the recipient sells or exchanges the shares at least two years after the grant of the incentive stock option and one year after its exercise, any gain (or loss) will be treated as long-term capital gain (or loss). If these holding periods are not satisfied, the recipient will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. Medtronic will be entitled to a deduction in the same amount as the ordinary income recognized by the recipient. Any gain (or loss) recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as capital gain (or loss).

     The previous discussion applies only for regular tax purposes. For alternative minimum tax purposes, an incentive stock option will be treated as if it were a nonqualified stock option, the tax consequences of which are discussed below.

     NONQUALIFIED STOCK OPTIONS. All options that do not qualify as incentive stock options are taxed as nonqualified stock options. A recipient will not recognize any taxable income at the time he or she is granted a nonqualified stock option. However, upon the exercise of a nonqualified stock option, the recipient will recognize ordinary income measured by the excess of the then fair market value of the shares over the option exercise price. Upon resale of such shares by the recipient, any difference between the sale price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain (or loss). Medtronic will be entitled to a tax deduction in the same amount as the ordinary income recognized by the recipient with respect to shares acquired upon exercise of a nonqualified stock option.

     WITHHOLDING. The Plan permits Medtronic to withhold from awards an amount sufficient to cover any required withholding taxes. In lieu of cash, a participant may elect to cover withholding obligations through a reduction in the number of shares to be delivered to such participant or by delivery of shares already owned by the participant.

STOCK OPTIONS GRANTED SINCE INCEPTION UNDER THE 1994 PLAN

     The granting of stock options under the Plan to employees, including the executive officers named in the Summary Compensation Table, is subject to the discretion of the Committee. The following table sets forth the total cumulative number of shares of Medtronic common stock subject to all stock options granted under the Plan since its adoption in 1994 to the individuals and groups shown below. Future awards to be granted under the Plan are not determinable.

                                                    NUMBER OF        AVERAGE
                                                      SHARES         WEIGHTED
                                                    UNDERLYING    EXERCISE PRICE
PERSON OR GROUP                                      OPTIONS        PER SHARE
---------------                                     ----------    --------------
William W. George
 Chairman and Chief Executive Officer ............   1,778,296        $25.12

Arthur D. Collins, Jr.
 President and Chief Operating Officer ...........   1,336,553         24.69

Glen D. Nelson, M.D.
 Vice Chairman ...................................   1,386,603         23.91

Robert L. Ryan
 Senior Vice President and
 Chief Financial Officer .........................     819,881         23.49

Stephen H. Mahle
 Senior Vice President and President,
 Cardiac Rhythm Management .......................     329,270         27.47

All current executive officers as a group ........   6,865,602         25.14

All current non-employee directors as a group(1) .     104,414         11.83

All other employees as a group ...................  30,737,270         27.35

----------------------
(1) In fiscal 1998, the Company adopted a new stock compensation plan for non-employee directors, who no longer participate in the 1994 Stock Award Plan.


                 PROPOSAL 3 -- APPROVAL OF SELECTION OF AUDITORS

     Upon recommendation of its Audit Committee, Medtronic's Board has selected Pricewaterhouse-Coopers LLP, certified public accountants, as independent auditors for Medtronic for the fiscal year ending April 30, 2001. That firm has acted as independent auditors for Medtronic for more than 20 years, and the Board considers it highly qualified. Although it is not required to do so, the Board of Directors wishes to submit the selection of PricewaterhouseCoopers LLP for shareholders' approval at the Meeting. If the shareholders do not give approval, the Board will reconsider its selection.

     Representatives of PricewaterhouseCoopers LLP will be present at the Meeting, will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THIS APPOINTMENT.

                                OTHER INFORMATION

EXPENSES OF SOLICITATION

     Medtronic will bear the costs of soliciting proxies, including the reimbursement to record holders of their expenses in forwarding proxy materials to beneficial owners. Directors, officers and regular employees of Medtronic, without extra compensation, may solicit proxies personally or by mail, telephone, fax, telex, telegraph or special letter.

     Medtronic has retained ChaseMellon Shareholder Services, L.L.C., a firm that provides professional proxy soliciting services, to aid in the solicitation of proxies for a fee of $10,000 plus reimbursement for certain out-of-pocket expenses.

SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

     In order for a shareholder proposal to be considered for inclusion in Medtronic's proxy statement for the 2001 Annual Meeting, the written proposal must be received by the Corporate Secretary at the Company's offices no later than March 23, 2001. The proposal must comply with Securities and Exchange Commission regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

     The Company's articles of incorporation provide that a shareholder may present a proposal from the floor that is not included in the proxy statement if proper written notice is received by the Corporate Secretary at the Company's offices not less than 50 nor more than 90 days prior to the Annual Meeting date. If less than 60 days notice of the meeting date is given, the submission will be considered timely if it is received by the 10th day after notice of the meeting is given. Similarly, the Company's articles of incorporation provide that a shareholder may make a nomination for director, provided that the nomination is received by the Company within the time period specified in the preceding two sentences. Any such proposal or nomination must provide the information required by the Company's articles of incorporation and comply with any applicable laws and regulations.

     All submissions to, or requests from, the Corporate Secretary should be made to the Company's principal offices at 7000 Central Avenue N.E., Minneapolis, Minnesota 55432.

OTHER

     Medtronic's 2000 Annual Report, including financial statements, is being sent to shareholders of record as of July 7, 2000, together with this Proxy Statement.

     MEDTRONIC WILL FURNISH TO SHAREHOLDERS WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED APRIL 30, 2000, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, UPON RECEIPT OF WRITTEN REQUEST ADDRESSED
TO: INVESTOR RELATIONS DEPARTMENT, MEDTRONIC, INC., 7000 CENTRAL AVENUE N.E., MINNEAPOLIS, MINNESOTA 55432.

     The Board of Directors knows of no other matters to be presented at the Annual Meeting. If any other business properly comes before the Annual Meeting or any adjournment thereof, the proxies will vote on that business in accordance with their best judgment.

                                       By Order of the Board of Directors,

                                       /s/ David J. Scott

                                       David J. Scott
                                       Secretary
                                       MEDTRONIC, INC.

                                                                        APPENDIX


                              1994 STOCK AWARD PLAN

                   (AMENDED AND RESTATED AS OF APRIL 30, 2000)

         1. PURPOSE. The purpose of this 1994 Stock Award Plan (the "Plan") is to motivate key personnel to produce a superior return to the shareholders of Medtronic, Inc. (the "Company") and its Affiliates by offering such individuals an opportunity to realize Stock appreciation, by facilitating Stock ownership, and by rewarding them for achieving a high level of corporate performance. This Plan is also intended to facilitate recruiting and retaining key personnel of outstanding ability.

         2. DEFINITIONS. The capitalized terms used in this Plan have the meanings set forth below.

         (a) "Affiliate" means any corporation that is a "parent corporation" or "subsidiary corporation" of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, or any successor provision, and, for purposes other than the grant of Incentive Stock Options, any joint venture in which the Company or any such "parent corporation" or "subsidiary corporation" owns an equity interest.

         (b) "Agreement" means the agreement, whether in written or electronic form, between the Company or an Affiliate and a Participant containing the terms and conditions of an Award (not inconsistent with this Plan), together with all amendments to such agreement, which amendments may be unilaterally made by the Company unless such amendments are deemed by the Committee to be materially adverse to the Participant or are not required as a matter of law. The Agreement and any amendments thereto shall be deemed accepted and agreed upon by the Participant upon receipt, without the necessity of obtaining the Participant's signature.

         (c) "Award" means a grant made under this Plan in the form of Options, Stock Appreciation Rights, Restricted Stock, Performance Shares or any Other Stock-Based Award.

         (d) "Board" means the Board of Directors of the Company.

         (e) "Change in Control" means:

             (i) acquisition by any individual, entity or group (within the meaning of Section 13(d) (3) or 14(d) (2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (A) the then outstanding Shares of Stock (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company or any Subsidiary, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary or (D) any acquisition by any corporation with respect to which, following such acquisition, more than 55% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; or

             (ii) individuals who, as of the effective date of this Plan provided in Section 14(a) of this Plan, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents; or

             (iii) approval by the shareholders of the Company of a reorganization, merger, consolidation or statutory exchange of Outstanding Company Voting Securities, in each case, with respect to which all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, consolidation or exchange do not, following such reorganization, merger, consolidation or exchange, beneficially own, directly or indirectly, more than 55% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger, consolidation or exchange in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, consolidation or exchange of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; or

             (iv) approval by the shareholders of the Company of (A) a complete liquidation or dissolution of the Company or (B) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation with respect to which, following such sale or other disposition, more than 55% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be.

         Notwithstanding the foregoing provisions of this definition, a Change of Control shall not be deemed to occur with respect to a Participant if the acquisition of the 30% or greater interest referred to in subparagraph (i) of this definition is by a group, acting in concert, that includes the Participant or if at least 40% of the then outstanding common stock or combined voting power of the then outstanding voting securities (or voting equity interests) of the surviving corporation or of any corporation (or other entity) acquiring all or substantially all of the assets of the Company shall be beneficially owned, directly or indirectly, immediately after a reorganization, merger, consolidation, statutory share exchange or disposition of assets referred to in subparagraph (iii) or (iv) of this definition by a group, acting in concert, that includes that Participant.

         (f) "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time, or any successor statute.

         (g) "Committee" means the persons designated by the Board to administer this Plan under Section 3 hereof. The Committee shall consist of not less than three members of the Board and, except as otherwise determined by the Board, such persons shall be "non-employee directors" under Exchange Act Rule 16b-3 and "outside directors" under Section 162(m) of the Code.

         (h) "Company" means Medtronic, Inc., a Minnesota corporation, or any successor to all or substantially all of its businesses by merger, consolidation, purchase of assets or otherwise.

         (i) "Disability" means the disability of a Participant such that the Participant is considered disabled under any retirement plan of the Company which is qualified under Section 401 of the Code, or, in the case of a Participant employed by a non-U.S. Affiliate or in a non-U.S. location, under any retirement plan or long-term disability plan of the Company or such Affiliate applicable to such Participant, or as otherwise determined by the Committee.

         (j) "Employee" means any full-time or part-time regular employee (including officers) of the Company or an Affiliate. For purposes of this Plan, a regular employee is an employee who is on the regular payroll of the Company or an Affiliate and who is identified in the personnel records of the Company or an Affiliate as being an employee. Except with respect to grants of Incentive Stock Options, "Employee" shall also include other individuals who are not regular employees of the Company or an Affiliate but who provide services to the Company or an Affiliate in the capacity of an independent contractor and to whom the Company specifically chooses to grant an Award and therefore treat as a Participant. References in this Plan to "employment" and related terms shall include the providing of services in any such capacity.

         (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended; "Exchange Act Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act as in effect with respect to the Company or any successor regulation.

         (l) "Fair Market Value" as of any date means, unless otherwise expressly provided in this Plan:

             (i) the closing sale price of a Share (A) on the composite tape for New York Stock Exchange ("NYSE") listed shares, or (B) if the Shares are not quoted on the NYSE composite tape, on the principal United States securities exchange registered under the Exchange Act on which the Shares are listed, or
(C) if the Shares are not listed on any such exchange, on the National Association of Securities Dealers, Inc. Automated Quotation System National Market System, on that date, or, if no sale of Shares shall have occurred on that date, on the next preceding day on which a sale of Shares occurred, or

             (ii) if clause (i) is not applicable, what the Committee determines in good faith to be 100% of the fair market value of a Share on that date. In the case of an Incentive Stock Option, if such determination of Fair Market Value is not consistent with the then current regulations of the Secretary of the Treasury, Fair Market Value shall be determined in accordance with said regulations. The determination of Fair Market Value shall be subject to adjustment as provided in Section 14(f) hereof.

         (m) "Fundamental Change" means a dissolution or liquidation of the Company, a sale of substantially all of the assets of the Company, a merger or consolidation of the Company with or into any other corporation, regardless of whether the Company is the surviving corporation, or a statutory share exchange involving capital stock of the Company.

         (n) "Incentive Stock Option" means any Option designated as such and granted in accordance with the requirements of Section 422 of the Code or any successor to such section.

         (o) "Non-Employee Director" means a member of the Board who is not an employee of the Company or any Affiliate.

         (p) "Non-Qualified Stock Option" means an Option other than an Incentive Stock Option.

         (q) "Other Stock-Based Award" means an Award of Stock or an Award based on Stock other than Options, Stock Appreciation Rights, Restricted Stock or Performance Shares.

         (r) "Option" means a right to purchase Stock, including both Non-Qualified Stock Options and Incentive Stock Options.

         (s) "Participant" means an Employee to whom an Award is made.

         (t) "Performance Period" means the period of time as specified in an Agreement over which Performance Shares are to be earned.

         (u) "Performance Shares" means a contingent award of a specified number of Performance Shares, with each Performance Share equivalent to one Share, a variable percentage of which may vest depending upon the extent of achievement of specified performance objectives during the applicable Performance Period.

         (v) "Plan" means this 1994 Stock Award Plan, as amended and in effect from time to time.

         (w) "Restricted Stock" means Stock granted under Section 10 hereof so long as such Stock remains subject to one or more restrictions.

         (x) "Retirement" means retirement of an Employee as defined under any retirement plan of the Company which is qualified under Section 401 of the Code (which currently provides for retirement on or after age 55, provided the Employee has been employed by the Company and/or one or more Affiliates for at least ten years, or retirement on or after age 62), or under any retirement plan of the Company or any Affiliate applicable to the Employee due to employment by a non-U.S. Affiliate or employment in a non-U.S. location, or as otherwise determined by the Committee.

         (y) "Share" means a share of Stock.

         (z) "Stock" means the common stock, $.10 par value per share (as such par value may be adjusted from time to time), of the Company.

         (aa) "Stock Appreciation Right" means a right, the value of which is determined relative to appreciation in value of Shares pursuant to an Award granted under Section 8 hereof.

         (bb) "Subsidiary" means a "subsidiary corporation," as that term is defined in Section 424(f) of the Code, or any successor provision.

         (cc) "Successor" with respect to a Participant means the legal representative of an incompetent Participant or, if the Participant is deceased, the legal representative of the estate of the Participant or the person or persons who may, by bequest or inheritance, or valid beneficiary designation under Section 14(i) hereof, acquire the right to exercise an Option or Stock Appreciation Right or receive cash and/or Shares issuable in satisfaction of an Award in the event of a Participant's death.

         (dd) "Term" means the period during which an Option or Stock Appreciation Right is outstanding or the period during which the restrictions placed on Restricted Stock or any other Award are in effect.

         Except when otherwise indicated by the context, reference to the masculine gender shall include, when used, the feminine gender and any term used in the singular shall also include the plural.

         3. ADMINISTRATION.

         (a) AUTHORITY OF COMMITTEE. The Committee shall administer this Plan. The Committee shall have exclusive power to make Awards and to determine when and to whom Awards will be granted, and the form, amount and other terms and conditions of each Award, subject to the provisions of this Plan. The Committee may determine whether, to what extent and under what circumstances Awards may be settled, paid or exercised in cash, Shares or other Awards or other property, or cancelled, forfeited or suspended. The Committee shall have the authority to interpret this Plan and any Award or Agreement made under this Plan, to establish, amend, waive and rescind any rules and regulations relating to the administration of this Plan, to determine the terms and provisions of any Agreements entered into hereunder (not inconsistent with this Plan), and to make all other determinations necessary or advisable for the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent it shall deem desirable. The determinations of the Committee in the administration of this Plan, as described herein, shall be final, binding and conclusive.

         (b) DELEGATION OF AUTHORITY. The Committee may delegate all or any part of its authority under this Plan to (i) one or more subcommittees which may consist solely of "non-employee directors" under Exchange Act Rule 16b-3 and "outside directors" under Section 162(m) of the Code and (ii) persons who are not non-employee directors for purposes of determining and administering Awards solely to Employees who are not then subject to the reporting requirements of
Section 16 of the Exchange Act.

         (c) RULE 16b-3. It is the intent that this Plan and all Awards granted pursuant to it shall be administered by the Committee (or a subcommittee thereof) so as to permit this Plan and Awards to comply with Exchange Act Rule 16b-3. If any provision of this Plan or of any Award would otherwise frustrate or conflict with the intent expressed in this Section 3(c), that provision to the extent possible shall be interpreted and deemed amended in the manner determined by the Committee so as to avoid such conflict.

         (d) INDEMNIFICATION. To the full extent permitted by law, each member and former member of the Committee and each person to whom the Committee delegates or has delegated authority under this Plan shall be entitled to indemnification by the Company against and from any loss, liability, judgment, damages, cost and reasonable expense incurred by such member, former member or other person by reason of any action taken, failure to act or determination made in good faith under or with respect to this Plan.

         4. SHARES AVAILABLE; MAXIMUM PAYOUTS.

         (a) SHARES AVAILABLE. The number of additional Shares available for distribution under this Plan as of April 30, 2000 is 58,000,000 (which brings the total number of shares authorized for distribution under this Plan since inception to 102,800,000, as adjusted to date pursuant to Section 14(f)). All shares are subject to adjustment under Section 14(f) hereof.

         (b) SHARES AGAIN AVAILABLE. Any Shares subject to the terms and conditions of an Award under this Plan which are not used because the terms and conditions of the Award are not met may again be used for an Award under this Plan.

         (c) UNEXERCISED AWARDS. Any unexercised or undistributed portion of any terminated, expired, exchanged, or forfeited Award or any Award settled in cash in lieu of Shares shall be available for further Awards.

         (d) NO FRACTIONAL SHARES. No fractional Shares may be issued under this Plan. Fractional Shares will be rounded to the nearest whole Share.

         (e) MAXIMUM PAYOUTS. No more than 35% of all Shares subject to this Plan may be granted in the aggregate pursuant to Restricted Stock, Performance Share and Other Stock-Based Awards. No Participant may be granted Options, Stock Appreciation Rights, Performance Shares or any combination thereof relating to more than 2,000,000 Shares over a one-year period under this Plan.

         5. ELIGIBILITY. Awards may be granted under this Plan to any Employee at the discretion of the Committee.

         6. GENERAL TERMS OF AWARDS.

         (a) AWARDS. Awards under this Plan may consist of Options (either Incentive Stock Options or Non-Qualified Stock Options), Stock Appreciation Rights, Performance Shares, Restricted Stock and Other Stock-Based Awards. Awards of Restricted Stock may, in the discretion of the Committee, provide the Participant with dividends or dividend equivalents and voting rights prior to vesting (whether vesting is based on a period of time during which employment must continue or on attainment of specified performance conditions).

         (b) AMOUNT OF AWARDS. Each Agreement shall set forth the number of Shares of Restricted Stock, Stock or Performance Shares subject to such Agreement, or the number of Shares to which the

Option applies or with respect to which payment upon the exercise of the Stock Appreciation Right is to be determined, as the case may be, as determined by the Committee in its sole discretion.

         (c) TERM. Each Agreement, other than those relating solely to Awards of Stock without restrictions, shall set forth the Term of the Award and any applicable Performance Period for Performance Shares, as the case may be, but in no event shall the Term of an Award (other than Awards granted in lieu of cash compensation) or the Performance Period be longer than ten years after the date of grant. An Agreement with a Participant may permit acceleration of vesting and of the expiration of the applicable Term upon such terms and conditions as shall be set forth in the Agreement, which may, but need not, include, without limitation, acceleration resulting from the occurrence of a Change in Control, a Fundamental Change, or the Participant's death, Disability or Retirement. Acceleration of the Performance Period of Performance Shares shall be subject to
Section 9(b) hereof.

         (d) AGREEMENTS. Each Award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions, as determined by the Committee, which shall apply to such Award in addition to the terms and conditions specified in this Plan. All provisions of the Plan which by their terms apply to an Award shall apply regardless of whether such terms are expressly set forth in the Award Agreement, except to the extent that the Agreement for that Award expressly provides otherwise.

         (e) TRANSFERABILITY. During the lifetime of a Participant to whom an Award is granted, only such Participant (or such Participant's legal representative or, if so provided in the applicable Agreement in the case of a Non-Qualified Stock Option, a permitted transferee as hereafter described) may exercise an Option or Stock Appreciation Right or receive payment with respect to Performance Shares or any other Award. No Award of Restricted Stock (prior to the expiration of the restrictions), Options, Stock Appreciation Rights, Performance Shares or other Award (other than an award of Stock without restrictions) may be sold, assigned, transferred, exchanged, or otherwise encumbered, and any attempt to do so shall be of no effect. Notwithstanding the immediately preceding sentence, (i) an Award shall be transferable to a Successor in the event of a Participant's legal incompetency or death and (ii) an Agreement may provide that a Non-Qualified Stock Option shall be transferable to any member of a Participant's "immediate family" (as such term is defined in Rule 16a-1(e) promulgated under the Exchange Act, or any successor rule or regulation) or to one or more trusts whose beneficiaries are members of such Participant's "immediate family" or partnerships in which such family members are the only partners; provided, however, that (1) the Participant receives no consideration for the transfer and (2) such transferred Non-Qualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to such Non-Qualified Stock Option immediately prior to its transfer.

         (f) TERMINATION OF EMPLOYMENT. Except as otherwise determined by the Committee or provided by the Committee in an applicable Agreement, in case of termination of employment, the following provisions shall apply:

             (1) OPTIONS AND STOCK APPRECIATION RIGHTS.

                 (i) DEATH. If a Participant who has been granted an Option or Stock Appreciation Rights shall die before such Option or Stock Appreciation Rights have expired, the Option or Stock Appreciation Rights shall become exercisable in full, and may be exercised by the Participant's Successor at any time, or from time to time, within three years after the date of the Participant's death, in the case of an Option or Stock Appreciation Right granted before April 30, 2000 and within five years after the date of the Participant's death in the case of an Option or Stock Appreciation Right granted on or after April 30, 2000.

                 (ii) DISABILITY OR RETIREMENT. If a Participant's employment terminates because of Disability or Retirement, the Option or Stock Appreciation Rights shall become exercisable in full, and the Participant may exercise his or her Options or Stock Appreciation Rights at any time, or from time to time, within three years after the date of such termination, in the case of an Option or Stock Appreciation Right granted before April 30, 2000, and within five years after the date of such termination in the case of an Option or Stock Appreciation Right granted on or after April 30, 2000.

                 (iii) REASONS OTHER THAN DEATH, DISABILITY OR RETIREMENT. If a Participant's employment terminates for any reason other than death, Disability or Retirement, the unvested or unexercised portion of any Award held by such Participant shall terminate (a) on the date of termination of employment for Awards granted before April 30, 2000, and (b) at the close of business on the date 30 days after the date of termination of employment for Awards granted on or after April 30, 2000, provided, however, that no further vesting shall occur after the date of termination of employment.

                 (iv) EXPIRATION OF TERM. Notwithstanding the foregoing paragraphs (i)-(iii), in no event shall an Option or a Stock Appreciation Right be exercisable after expiration of the Term of such Award.

             (2) PERFORMANCE SHARES. If a Participant's employment with the Company or any of its Affiliates terminates during a Performance Period because of death, Disability or Retirement, or under other circumstances provided by the Committee in its discretion in the applicable Agreement, the Participant shall be entitled to a payment of Performance Shares at the end of the Performance Period based upon the extent to which achievement of performance targets was satisfied at the end of such period (as determined at the end of the Performance Period) and prorated for the portion of the Performance Period during which the Participant was employed by the Company or any Affiliate. Except as provided in this Section 6(f)(2) or in the applicable Agreement, if a Participant's employment terminates with the Company or any of its Affiliates during a Performance Period, then such Participant shall not be entitled to any payment with respect to that Performance Period.

             (3) RESTRICTED STOCK. In case of a Participant's death, Disability or Retirement, the Participant shall be entitled to receive that number of shares of Restricted Stock under outstanding Awards which has been pro rated for the portion of the Term of the Awards during which the Participant was employed by the Company or any Affiliate, and with respect to such Shares all restrictions shall lapse. Upon termination of employment for any reason other than death, Disability or Retirement, any shares of Restricted Stock whose restrictions have not lapsed will automatically be forfeited in full and cancelled by the Company upon such termination of employment.

         (g) RIGHTS AS SHAREHOLDER. A Participant shall have no rights as a shareholder with respect to any securities covered by an Award until the date the Participant becomes the holder of record.

         7. STOCK OPTIONS.

         (a) TERMS AND EXERCISABILITY OF ALL OPTIONS. Each Option shall be granted pursuant to an Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. Only Non-Qualified Stock Options may be granted to Employees who are not regular employees of the Company or an Affiliate. The purchase price of each Share subject to an Option shall be determined by the Committee and set forth in the Agreement, but shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted. The Agreement shall specify a vesting schedule under which the Option becomes available to exercise. Only the vested portion of an Option may be exercised. When exercising an Option, the purchase price of the Shares shall be paid in full at the time of exercise, provided that, to the extent permitted by law, Participants may simultaneously exercise Options and sell the Shares thereby acquired pursuant to a brokerage or similar relationship and use the proceeds from such sale to pay the purchase price of such Shares. The purchase price may be paid in cash, or by delivery of cash proceeds of such a simultaneous exercise and sale or by delivery to the Company, physically or by attestation, of Shares already owned by such Participant, provided that any such Shares not acquired on the open market shall have been owned for at least 6 months (with such Shares having a total fair market value as of the date the Option is exercised equal to the total exercise cost of the Shares being purchased pursuant to the Option), or a combination thereof, unless otherwise provided in the Agreement. Each Option shall be exercisable in whole or in part on the terms provided in the Agreement. In no event shall any Option be exercisable at any time after its Term. When an Option is no longer exercisable, it shall be deemed to have lapsed or terminated.

         (b) INCENTIVE STOCK OPTIONS. In addition to the other terms and conditions applicable to all Options:

             (i) the aggregate Fair Market Value (determined as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options held by an individual first become exercisable in any calendar year (under this Plan and all other incentive stock option plans of the Company and its Affiliates) shall not exceed $100,000 (or such other limit as may be required by the Code), if such limitation is necessary to qualify the Option as an Incentive Stock Option, and to the extent an Option or Options granted to a Participant exceed such limit, such Option or Options shall be treated as a Non-Qualified Stock Option;

             (ii) an Incentive Stock Option shall not be exercisable and the Term of the Award shall not be more than ten years after the date of grant (or such other limit as may be required by the Code) if such limitation is necessary to qualify the Option as an Incentive Stock Option;

             (iii) the Agreement covering an Incentive Stock Option shall contain such other terms and provisions which the Committee determines necessary to qualify such Option as an Incentive Stock Option; and

             (iv) notwithstanding any other provision of this Plan to the contrary, no Participant may receive an Incentive Stock Option under this Plan if, at the time the Award is granted, the Participant owns (after application of the rules contained in Section 424(d) of the Code, or its successor provision) Shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or its subsidiaries, unless (A) the option price for such Incentive Stock Option is at least 110% of the Fair Market Value of the Shares subject to such Incentive Stock Option on the date of grant and
(B) such Option is not exercisable after the date five years from the date such Incentive Stock Option is granted.

         8. STOCK APPRECIATION RIGHTS. An Award of a Stock Appreciation Right shall entitle the Participant, subject to terms and conditions determined by the Committee, to receive upon exercise of the Stock Appreciation Right all or a portion of the excess of (i) the Fair Market Value of a specified number of Shares on the date of exercise of the Stock Appreciation Right over (ii) a specified price which shall not be less than 100% of the Fair Market Value of such Shares on the date of grant of the Stock Appreciation Right. A Stock Appreciation Right may be granted in connection with a previously or contemporaneously granted Option, or independent of any Option. If issued in connection with an Option, the Committee may impose a condition that exercise of a Stock Appreciation Right cancels the Option with which it is connected and exercise of the connected Option cancels the Stock Appreciation Right. Each Stock Appreciation Right may be exercisable in whole or in part on the terms provided in the Agreement. No Stock Appreciation Right shall be exercisable at any time after its Term. When a Stock Appreciation Right is no longer exercisable, it shall be deemed to have lapsed or terminated. Except as otherwise provided in the applicable Agreement, upon exercise of a Stock Appreciation Right, payment to the Participant (or to his or her Successor) shall be made in the form of cash, Stock or a combination of cash and Stock as promptly as practicable after such exercise. The Agreement may provide for a limitation upon the amount or percentage of the total appreciation on which payment (whether in cash and/or Stock) may be made in the event of the exercise of a Stock Appreciation Right.

         9. PERFORMANCE SHARES.

         (a) INITIAL AWARD. An Award of Performance Shares shall entitle a Participant (or a Successor) to future payments based upon the achievement of performance targets established in writing by the Committee. Payment shall be made in Stock, or a combination of cash and Stock, as determined by the Committee, provided that at least 25% of the value of the vested Performance Shares shall be distributed in the form of Stock. With respect to those Participants who are "covered employees" within the meaning of Section 162(m) of the Code and the regulations thereunder, such performance targets shall consist of one or any combination of two or more of revenue, revenue per employee, earnings before income tax (profit before taxes), earnings before interest and income tax, net earnings (profits after tax), earnings per employee, tangible, controllable or total asset turnover, earnings per share, operating income, total shareholder return, market share, return on equity, before- or after-tax return on net assets, distribution expense, inventory turnover, or economic value added (economic profit), and any such targets may relate to one or any combination of two or more of corporate, group, unit, division, Affiliate or individual performance. The Agreement may establish that a portion of the maximum amount of a Participant's Award will be paid for performance which exceeds the minimum target but falls below the maximum target applicable to such Award. The Agreement shall also provide for the timing of such payment. The Committee shall determine the extent to which (i) performance targets have been attained, (ii) any other terms and conditions with respect to an Award relating to such Performance Period have been satisfied, and (iii) payment is due with respect to a Performance Share Award.

         (b) ACCELERATION AND ADJUSTMENT. The Agreement may permit an acceleration of the Performance Period and an adjustment of performance targets and payments with respect to some or all of the Performance Shares awarded to a Participant, upon such terms and conditions as shall be set forth in the Agreement, upon the occurrence of certain events, which may, but need not, include without limitation a Change in Control, a Fundamental Change, the Participant's death, Disability or Retirement, a change in accounting practices of the Company or its Affiliates, or, with respect to payments in Stock for Performance Share Awards, a reclassification, stock dividend, stock split or stock combination as provided in Section 14(f) hereof.

         (c) VALUATION. Each Performance Share earned after conclusion of a Performance Period shall have a value equal to the average of the Fair Market Values of a Share for the 20 consecutive business days ending on and including the last day of such Performance Period.

         10. RESTRICTED STOCK. Restricted Stock may be granted in the form of Shares registered in the name of the Participant but held by the Company until the end of the Term of the Award. Any employment conditions, performance conditions and the Term of the Award shall be established by the Committee in its discretion and included in the applicable Agreement. The Committee may provide in the applicable Agreement for the lapse or waiver of any such restriction or condition based on such factors or criteria as the Committee, in its sole discretion, may determine. No Award of Restricted Stock may vest earlier than one year from the date of grant, except as provided in the applicable Agreement.

         11. OTHER STOCK-BASED AWARDS. The Committee may from time to time grant Awards of Stock, and other Awards under this Plan (collectively herein defined as "Other Stock-Based Awards"), including without limitation those Awards pursuant to which Shares may be acquired in the future, such as Awards denominated in Stock units, securities convertible into Stock and phantom securities. The Committee, in its sole discretion, shall determine the terms and conditions of such Awards provided that such Awards shall not be inconsistent with the terms and purposes of this Plan. The Committee may, in its sole discretion, direct the Company to issue Shares subject to restrictive legends and/or stop transfer instructions which are consistent with the terms and conditions of the Award to which such Shares relate.

         12. PRIOR AUTOMATIC GRANTS TO NON-EMPLOYEE DIRECTORS. The provisions of
Section 12 of the Plan as in effect prior to April 30, 2000 shall be applicable to automatic grants of Non-Qualified Stock Options (and related Limited Rights) made prior to March 5, 1998 to Non-Employee Directors.

         13. PRIOR ELECTIVE GRANTS TO NON-EMPLOYEE DIRECTORS. The provisions of
Section 13 of the Plan as in effect prior to April 30, 2000 shall be applicable to grants of Restricted Stock made prior to March 5, 1998 to Non-Employee Directors pursuant to their elections to receive such grants in lieu of all or a portion of their annual fees for their services as Non-Employee Directors.

         14. GENERAL PROVISIONS.

         (a) EFFECTIVE DATE OF THIS PLAN. This Plan shall become effective as of April 29, 1994, provided that this Plan is approved and ratified by the affirmative vote of the holders of a majority of the outstanding Shares of Stock present or represented and entitled to vote in person or by proxy at a meeting of the shareholders of the Company no later than August 31, 1994. This Plan, as amended and restated, is effective as of April 30, 2000.

         (b) DURATION OF THIS PLAN. This Plan shall remain in effect until all Stock subject to it shall be distributed or all Awards have expired or lapsed, whichever is latest to occur, or this Plan is terminated pursuant to Section 14(e) hereof. No Award of an Incentive Stock Option shall be made more than ten years after the effective date provided in the second sentence of Section 14(a) hereof (or such other limit as may be required by the Code) if such limitation is necessary to qualify the Option as an Incentive Stock Option. The date and time of approval by the Committee of the granting of an Award shall be considered the date and time at which such Award is made or granted, notwithstanding the date of any Agreement with respect to such Award; provided, however, that the Committee may grant Awards other than Incentive Stock Options to be effective and deemed to be granted on the occurrence of certain specified contingencies.

         (c) RIGHT TO TERMINATE EMPLOYMENT. Nothing in this Plan or in any Agreement shall confer upon any Participant who is an Employee the right to continue in the employment of the Company or any Affiliate or affect any right which the Company or any Affiliate may have to terminate or modify the employment of the Participant with or without cause.

         (d) TAX WITHHOLDING. The Company may withhold from any payment of cash or Stock to a Participant or other person under this Plan an amount sufficient to cover any required withholding taxes, including the Participant's social security and medicare taxes (FICA) and federal, state and local income tax with respect to income arising from payment of the Award. The Company shall have the right to require the payment of any such taxes before issuing any Stock pursuant to the Award. In lieu of all or any part of a cash payment from a person receiving Stock under this Plan, the individual may elect to cover all or any part of the minimum statutory FICA, federal, state and local income tax withholdings required under the applicable tax laws through a reduction of the number of Shares delivered to such individual, with such Shares valued in the same manner as used in computing such minimum withholding taxes.

         (e) AMENDMENT, MODIFICATION AND TERMINATION OF THIS PLAN. Except as provided in this Section 14(e), the Board may at any time amend, modify, terminate or suspend this Plan. Except as provided in this Section 14(e), the Committee may at any time alter or amend any or all Agreements under this Plan to the extent permitted by law. Plan amendments are subject to approval of the shareholders of the Company only if such approval is necessary to maintain this Plan in compliance with the requirements of Exchange Act Rule 16b-3, Section 422 of the Code, their successor provisions, or any other applicable law or regulation. No termination, suspension or modification of this Plan may materially and adversely affect any right acquired by any Participant (or a Participant's legal representative) or any Successor under an Award granted before the date of termination, suspension or modification, unless otherwise agreed by the Participant in the Agreement or otherwise or required as a matter of law. It is conclusively presumed that any adjustment for changes in capitalization provided for in Section 9(b) or 14(f) hereof does not adversely affect any right of a Participant under an Award.

         (f) ADJUSTMENT FOR CHANGES IN CAPITALIZATION. Appropriate adjustments in the aggregate number and type of Shares available for Awards under this Plan, in the limitations on the number and type of Shares that may be issued to an individual Participant, in the number and type of Shares and amount of cash subject to Awards then outstanding, in the Option exercise price as to any outstanding Options and, subject to Section 9(b) hereof, in outstanding Performance Shares and payments with respect to outstanding Performance Shares may be made by the Committee in its sole discretion to give effect to adjustments made in the number or type of Shares through a Fundamental Change (subject to Section 14(g) hereof), recapitalization, reclassification, stock dividend, stock split, stock combination, or other relevant change, provided that fractional Shares shall be rounded to the nearest whole Share.

         (g) FUNDAMENTAL CHANGE. In the event of a proposed Fundamental Change:
(a) involving a merger, consolidation or statutory share exchange, unless appropriate provision shall be made (which the Committee may, but shall not be obligated to, make) for the protection of the outstanding Options and Stock Appreciation Rights by the substitution of options, stock appreciation rights and appropriate voting common stock of the corporation surviving any such merger or consolidation or, if appropriate, the parent corporation of the Company or such surviving corporation, to be issuable upon the exercise of options or used to calculate payments upon the exercise of stock appreciation rights in lieu of Options, Stock Appreciation Rights and capital stock of the Company, or (b) involving the dissolution or liquidation of the Company, the Committee may, but shall not be obligated to, declare, at least twenty days prior to the occurrence of the Fundamental Change, and provide written notice to each holder of an Option or Stock Appreciation Right of the declaration, that each outstanding Option and Stock Appreciation Right, whether or not then exercisable, shall be cancelled at the time of, or immediately prior to the occurrence of, the

Fundamental Change in exchange for payment to each holder of an Option or Stock Appreciation Right, within 20 days after the Fundamental Change, of cash equal to (i) for each Share covered by the cancelled Option, the amount, if any, by which the Fair Market Value (as defined in this Section 14(g)) per Share exceeds the exercise price per Share covered by such Option or (ii) for each Stock Appreciation Right, the price determined pursuant to Section 8 hereof, except that Fair Market Value of the Shares as of the date of exercise of the Stock Appreciation Right, as used in clause (i) of Section 8, shall be deemed to mean Fair Market Value for each Share with respect to which the Stock Appreciation Right is calculated determined in the manner hereinafter referred to in this
Section 14(g). At the time of the declaration provided for in the immediately preceding sentence, each Stock Appreciation Right and each Option shall immediately become exercisable in full and each person holding an Option or a Stock Appreciation Right shall have the right, during the period preceding the time of cancellation of the Option or Stock Appreciation Right, to exercise the Option as to all or any part of the Shares covered thereby or the Stock Appreciation Right in whole or in part, as the case may be. In the event of a declaration pursuant to this Section 14(g), each outstanding Option and Stock Appreciation Right that shall not have been exercised prior to the Fundamental Change shall be cancelled at the time of, or immediately prior to, the Fundamental Change, as provided in the declaration. Notwithstanding the foregoing, no person holding an Option or Stock Appreciation Right shall be entitled to the payment provided for in this Section 14(g) if such Option or Stock Appreciation Right shall have expired or terminated. For purposes of this
Section 14(g) only, "Fair Market Value" per Share means the cash plus the fair market value, as determined in good faith by the Committee, of the non-cash consideration to be received per Share by the shareholders of the Company upon the occurrence of the Fundamental Change, notwithstanding anything to the contrary provided in this Plan.

         (h) OTHER BENEFIT AND COMPENSATION PROGRAMS. Payments and other benefits received by a Participant under an Award shall not be deemed a part of a Participant's regular, recurring compensation for purposes of any termination, indemnity or severance pay laws and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or an Affiliate, unless expressly so provided by such other plan, contract or arrangement or the Committee determines that an Award or portion of an Award should be included to reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.

         (i) BENEFICIARY UPON PARTICIPANT'S DEATH. A Participant may designate a beneficiary to succeed to the Participant's Awards under the Plan in the event of the Participant's death by filing a beneficiary form with the Company and, upon the death of the Participant, such beneficiary shall succeed to the rights of the Participant to the extent permitted by law and the terms of this Plan and the applicable Agreement. In the absence of a validly designated beneficiary who is living at the time of the Participant's death, the Participant's executor or administrator of the Participant's estate shall succeed to the Awards, which shall be transferable by will or pursuant to laws of descent and distribution.

         (j) FORFEITURES. In the event an Employee has received or been entitled to payment of cash, delivery of Stock or a combination thereof pursuant to an Award within the period beginning six months prior to the Employee's termination of employment with the Company and its Affiliates and ending when the Award terminates or is cancelled, the Company, in its sole discretion, may require the Employee to return or forfeit the cash and/or Stock received with respect to the Award (or its economic value as of (i) the date of the exercise of Options or Stock Appreciation Rights, (ii) the date of, and immediately following, the lapse of restrictions on Restricted Stock or the receipt of Stock without restrictions, or (iii) the date on which the right of the Employee to payment with respect to Performance Shares vests, as the case may be) in the event of any of the following occurrences: performing services for or on behalf of a competitor of, or otherwise competing with, the Company or any Affiliate, unauthorized disclosure of material proprietary information of the Company or any Affiliate, a violation of applicable business ethics policies or business policies of the Company or any Affiliate, or any other occurrence specified in the related Agreement. The Company's right to require forfeiture must be exercised not later than 90 days after discovery of such an occurrence but in no event later than 15 months after the Employee's termination of employment with the Company and its Affiliates. Such right shall be deemed to be exercised upon the Company's mailing written notice to the Employee of such exercise, at the Employee's most recent home address as shown on the personnel records of the Company. In addition to requiring forfeiture as described herein, the Company may exercise its rights under this Section 14(j) by preventing or terminating the exercise of any Awards or the acquisition of Shares or cash thereunder. In the event an Employee fails or refuses to forfeit the cash and/or Shares demanded by the Company (adjusted for any intervening stock splits), the Employee shall be liable to the Company for damages equal to the number of Shares demanded times the highest closing price per share of the Stock during the period between the applicable date specified in (i) through (iii) above and the date of any judgment or award to the Company, together with all costs and attorneys' fees incurred by the Company to enforce this provision.

         (k) UNFUNDED PLAN. This Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under this Plan. Neither the Company, its Affiliates, the Committee, nor the Board shall be deemed to be a trustee of any amounts to be paid under this Plan nor shall anything contained in this Plan or any action taken pursuant to its provisions create or be construed to create a fiduciary relationship between the Company and/or its Affiliates, and a Participant or Successor. To the extent any person acquires a right to receive an Award under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

         (l) LIMITS OF LIABILITY.

             (i) Any liability of the Company to any Participant with respect to an Award shall be based solely upon contractual obligations created by this Plan and the Agreement.

             (ii) Except as may be required by law, neither the Company nor any member or former member of the Board or of the Committee, nor any other person participating (including participation pursuant to a delegation of authority under Section 3(b) hereof) in any determination of any question under this Plan, or in the interpretation, administration or application of this Plan, shall have any liability to any party for any action taken, or not taken, in good faith under this Plan.

         (m) COMPLIANCE WITH APPLICABLE LEGAL REQUIREMENTS. No certificate for Shares distributable pursuant to this Plan shall be issued and delivered unless the issuance of such certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended and in effect from time to time or any successor statute, the Exchange Act and the requirements of the exchanges on which the Company's Shares may, at the time, be listed.

         (n) DEFERRALS AND SETTLEMENTS. The Committee may require or permit Participants to elect to defer the issuance of Shares or the settlement of Awards in cash under such rules and procedures as it may establish under this Plan. It may also provide that deferred settlements include the payment or crediting of interest on the deferral amounts. Participants who are eligible to participate in the Medtronic, Inc. Capital Accumulation Plan Deferral Program ("CAP") shall be entitled to defer some or all of the cash portion of any Performance Shares granted to them hereunder in accordance with the terms of the CAP.

         15. GOVERNING LAW. To the extent that federal laws do not otherwise control, this Plan and all determinations made and actions taken pursuant to this Plan shall be governed by the laws of Minnesota, without giving effect to conflicts of law provisions, and construed accordingly.

         16. SEVERABILITY. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

         17. TERMINATION OF PRIOR PLANS. Effective upon the approval of this Plan by the Company's shareholders as provided by Section 14(a) hereof, no further grants of options, performance shares or restricted stock or any other awards shall be made under the Company's 1979 Restricted Stock and Performance Share Award Plan, 1979 Nonqualified Stock Option Plan, 1989 Phantom Stock Award Plan or 1991 Restricted Stock Plan for Non-Employee Directors (the "Prior Plans"). Thereafter, all grants and awards made under the Prior Plans prior to such approval by the shareholders shall continue in accordance with the terms of the Prior Plans.

                                     [LOGO]

                                    MEDTRONIC
                     WHEN LIFE DEPENDS ON MEDICAL TECHNOLOGY

                                 ANNUAL MEETING

                            THURSDAY, AUGUST 24, 2000
                        10:30 A.M., CENTRAL DAYLIGHT TIME

                                 MEDTRONIC, INC.
                                CORPORATE CENTER
                             7000 CENTRAL AVE. N.E.
                        MINNEAPOLIS (FRIDLEY), MINNESOTA


--------------------------------------------------------------------------------
                          VIEW PROXY MATERIALS ON-LINE
        If you consented to access your proxy information electronically, you may view it by going to the following website on the Internet:
                     http://www.medtronic.com/annualmeeting/

   Medtronic now offers you the choice to view proxy materials electronically rather than receive them through the mail. This will save Medtronic printing and mailing costs.
    If you would like to access the proxy materials electronically next year, you may do so by giving your consent at the following website:
                          http://www.econsent.com/mdt/
--------------------------------------------------------------------------------



                                   PROXY CARD


[LOGO]
MEDTRONIC
WHEN LIFE DEPENDS ON MEDICAL TECHNOLOGY

MEDTRONIC, INC.
7000 CENTRAL AVE. N.E.
MINNEAPOLIS (FRIDLEY), MINNESOTA
--------------------------------------------------------------------------------

The undersigned appoints WILLIAM W. GEORGE and DAVID J. SCOTT, and each of them, as Proxies, each with the power to appoint his substitute, to represent and vote, as designated below, all shares of the undersigned at the 2000 Annual Meeting of Shareholders of Medtronic, Inc. at the Medtronic, Inc. Corporate Center at its Rice Creek facility, 7000 Central Avenue N.E., Minneapolis (Fridley), Minnesota, at 10:30 a.m., Central Daylight Time, on Thursday, August 24, 2000, and at any adjournment thereof.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, MEDTRONIC, INC.





              (CONTINUED, AND TO BE SIGNED AND DATED ON OTHER SIDE)

                                                               -----------------
YOU CAN NOW VOTE YOUR SHARES BY TELEPHONE OR THE INTERNET       COMPANY #
           QUICK *** EASY *** IMMEDIATE                         CONTROL #
                                                               -----------------

Your telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, dated, signed and returned your proxy card. Telephone and internet voting are available 24 hours a day, 7 days a week until noon (ET), on August 23, 2000.

TO VOTE BY TELEPHONE:
1. Using a touch-tone phone, call 1-800-240-6326. This is a toll-free call. Have your proxy card in hand when you call.
2. When prompted, enter the Company number and Control number shown in the upper right corner of this proxy card. After following the voting instructions, your vote will be confirmed when you hear "Thank you for voting."

TO VOTE VIA THE INTERNET:
1. Go to the website http://www.eproxy.com/mdt/ and enter the Company number and Control number in the upper right corner of this proxy card when prompted.
2. Follow the step-by-step instructions on the computer screen.

TO VOTE BY MAIL:
1. Mark, sign and date the proxy card and return it in the postage-paid envelope provided.

                           -- THANK YOU FOR VOTING --
     IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL BACK THIS PROXY CARD

--------------------------------------------------------------------------------

        THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR ITEMS 1, 2, 3, AND 4.

1.  To set board size at eleven directors and elect four Class II directors for three-year terms:

    Nominees:  01 Michael R. Bonsignore     03 Bernadine P. Healy             [ ] FOR             [ ] WITHHOLD
               02 William W. George         04 Gordon M. Sprenger                 all nominees        from all nominees

                                                                               ________________________________________
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), WRITE THE    |                                        |
NUMBER(S) OF THE NOMINEE(S) IN THE BOX TO THE RIGHT.)                         |________________________________________|


                        [ARROW] PLEASE FOLD HERE [ARROW]


2.  To approve an increase in the authorized shares available under
    the Company's Stock Award Plan and certain other amendments.              [ ] For      [ ] Against      [ ] Abstain

3.  To approve the appointment of PricewaterhouseCoopers LLP
    as the Company's independent auditors.                                    [ ] For      [ ] Against      [ ] Abstain

4.  To take action on any other business that may properly
    be considered at the Meeting or any adjournment thereof.                  [ ] For      [ ] Against      [ ] Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR
EACH PROPOSAL.

Address Change? Mark Box [ ]    [ ] Mark the box if you have more than one
Indicate changes below:             account and want to discontinue receiving
                                    multiple copies of future annual reports.

                                                                              Date ______________________________, 2000



                                                                               ________________________________________
                                                                              |                                        |
                                                                              |                                        |
                                                                              |________________________________________|

                                                                              Signature(s) in Box
                                                                              PLEASE DATE AND SIGN ABOVE exactly as name
                                                                              appears, indicating, if appropriate,
                                                                              official position or representative
                                                                              capacity. If stock is held in joint tenancy,
                                                                              each joint owner should sign.

--------------------------------------------------------------------------------

                                     [LOGO]

                                    MEDTRONIC
                     WHEN LIFE DEPENDS ON MEDICAL TECHNOLOGY

                                 ANNUAL MEETING

                            THURSDAY, AUGUST 24, 2000
                        10:30 A.M., CENTRAL DAYLIGHT TIME

                                 MEDTRONIC, INC.
                                CORPORATE CENTER
                             7000 CENTRAL AVE. N.E.
                        MINNEAPOLIS (FRIDLEY), MINNESOTA





                                   PROXY CARD


[LOGO]
MEDTRONIC
WHEN LIFE DEPENDS ON MEDICAL TECHNOLOGY

MEDTRONIC, INC.
7000 CENTRAL AVE. N.E.
MINNEAPOLIS (FRIDLEY), MINNESOTA
--------------------------------------------------------------------------------

The undersigned appoints WILLIAM W. GEORGE and DAVID J. SCOTT, and each of them, as Proxies, each with the power to appoint his substitute, to represent and vote, as designated below, all shares of the undersigned at the 2000 Annual Meeting of Shareholders of Medtronic, Inc. at the Medtronic, Inc. Corporate Center at its Rice Creek facility, 7000 Central Avenue N.E., Minneapolis (Fridley), Minnesota, at 10:30 a.m., Central Daylight Time, on Thursday, August 24, 2000, and at any adjournment thereof.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, MEDTRONIC, INC.





              (CONTINUED, AND TO BE SIGNED AND DATED ON OTHER SIDE)

                               TO VOTE YOUR PROXY
      Mark, sign and date the proxy card and return it in the postage-paid envelope provided.





                           -- THANK YOU FOR VOTING --

--------------------------------------------------------------------------------

        THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR ITEMS 1, 2, 3, AND 4.

1.  To set board size at eleven directors and elect four Class II directors for three-year terms:

    Nominees:  01 Michael R. Bonsignore     03 Bernadine P. Healy             [ ] FOR             [ ] WITHHOLD
               02 William W. George         04 Gordon M. Sprenger                 all nominees        from all nominees

                                                                               ________________________________________
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), WRITE THE    |                                        |
NUMBER(S) OF THE NOMINEE(S) IN THE BOX TO THE RIGHT.)                         |________________________________________|


                        [ARROW] PLEASE FOLD HERE [ARROW]


2.  To approve an increase in the authorized shares available under
    the Company's Stock Award Plan and certain other amendments.              [ ] For      [ ] Against      [ ] Abstain

3.  To approve the appointment of PricewaterhouseCoopers LLP
    as the Company's independent auditors.                                    [ ] For      [ ] Against      [ ] Abstain

4.  To take action on any other business that may properly
    be considered at the Meeting or any adjournment thereof.                  [ ] For      [ ] Against      [ ] Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR
EACH PROPOSAL.

Address Change? Mark Box [ ]    [ ] Mark the box if you have more than one
Indicate changes below:             account and want to discontinue receiving
                                    multiple copies of future annual reports.

                                                                              Date ______________________________, 2000



                                                                               ________________________________________
                                                                              |                                        |
                                                                              |                                        |
                                                                              |________________________________________|

                                                                              Signature(s) in Box
                                                                              PLEASE DATE AND SIGN ABOVE exactly as name
                                                                              appears, indicating, if appropriate,
                                                                              official position or representative
                                                                              capacity. If stock is held in joint tenancy,
                                                                              each joint owner should sign.

                                   PROXY CARD


[LOGO]
MEDTRONIC
WHEN LIFE DEPENDS ON MEDICAL TECHNOLOGY

MEDTRONIC, INC.
7000 CENTRAL AVE. N.E.
MINNEAPOLIS (FRIDLEY), MINNESOTA
--------------------------------------------------------------------------------

The undersigned appoints WILLIAM W. GEORGE and DAVID J. SCOTT, and each of them, as Proxies, each with the power to appoint his substitute, to represent and vote, as designated below, all shares of the undersigned at the 2000 Annual Meeting of Shareholders of Medtronic, Inc. at the Medtronic, Inc. Corporate Center at its Rice Creek facility, 7000 Central Avenue N.E., Minneapolis (Fridley), Minnesota, at 10:30 a.m., Central Daylight Time, on Thursday, August 24, 2000, and at any adjournment thereof.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, MEDTRONIC, INC.





              (CONTINUED, AND TO BE SIGNED AND DATED ON OTHER SIDE)

        THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR ITEMS 1, 2, 3, AND 4.

1.  To set board size at eleven directors and elect four Class II directors for three-year terms:

    Nominees:  01 Michael R. Bonsignore     03 Bernadine P. Healy        [ ] FOR             [ ] WITHHOLD
               02 William W. George         04 Gordon M. Sprenger            all nominees        from all nominees

                                                                          ________________________________________
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S),         |                                        |
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX TO THE RIGHT.)          |________________________________________|

2.  To approve an increase in the authorized shares available under
    the Company's Stock Award Plan and certain other amendments.         [ ] For      [ ] Against      [ ] Abstain

3.  To approve the appointment of PricewaterhouseCoopers LLP
    as the Company's independent auditors.                               [ ] For      [ ] Against      [ ] Abstain

4.  To take action on any other business that may properly
    be considered at the Meeting or any adjournment thereof.             [ ] For      [ ] Against      [ ] Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR
EACH PROPOSAL.

                                                                         Date ______________________________, 2000

                                                                          ________________________________________
                                                                         |                                        |
                                                                         |                                        |
                                                                         |________________________________________|

                                                                         Signature(s) in Box
                                                                         PLEASE DATE AND SIGN ABOVE exactly as name
                                                                         appears, indicating, if appropriate,
                                                                         official position or representative
                                                                         capacity. If stock is held in joint tenancy,
                                                                         each joint owner should sign.